UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1:	Reports to Stockholders

Annual Report
June 30, 2012

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds

STOCK FUNDS ANNUAL REPORT

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 6, 2012

Dear Fellow Shareholders:

After a relatively strong start to 2012, U.S. economic data has turned decidedly mixed in recent months, perhaps characterizing the “two steps forward, one step back” nature of this subpar economic recovery. Job growth, for example, has decelerated over the past three months after some encouraging readings to begin the year, although it is clear the mild winter may have pulled forward some hiring. Manufacturing, which has been a key pillar of strength throughout the recovery, has taken a sharp step back recently, as measured by the June ISM Purchasing Managers Index (PMI), which posted its first contractionary reading in almost three years. On the other hand, housing appears to be slowly on the mend and consumer spending, by most measures, has remained resilient, undoubtedly boosted by the significant drop in energy costs (both oil and natural gas) over the past several months. Bottom line, while we have only modestly reduced our U.S. growth forecasts for the remainder of the year, external factors have potential to have a direct impact on both business and consumer sentiment. Increasing economic stress overseas, fears over the upcoming U.S. budget “fiscal cliff ” and a looming reopening of the debt ceiling debate are among the key issues that add uncertainty to forecasts in the months ahead.

There is no question that events transpiring outside the U.S. are major “wild cards,” when considering the outlook over the next several quarters. The economic situation in Europe continues to be dismal and the region may very well be in recession currently. Our best “guess” is that the rate of economic growth will hit a bottom sometime later this year, but, given the many factors involved—austerity measures, political changes, a fragile banking system and a slowdown in emerging markets—uncertainty is likely to linger well into next year. Outside of Europe, China represents the other major “swing factor” for the remainder of 2012. Economic growth has slowed significantly in recent months, and policy measures designed to ease monetary conditions have not been effective to this point. While we expect China to successfully engineer a soft landing, external factors present the biggest downside risk to the country’s economic growth. Again, the central risk is Europe, with some signs of slowing in the U.S. potentially adding to export weakness. It should be noted that the European region is China’s largest trading partner, and any deepening in the current recessionary conditions will have a direct negative impact on the Chinese economy.

Equity Strategy

Stocks posted mixed results over the past year, as economic and political turmoil drove significant volatility on a quarter to quarter basis.

Without question, the state of the global economy, combined with political dysfunction, is weighing on investor sentiment at the present time. Amid all the gloom and uncertainty, however, we believe it is worth considering several positive factors that should support higher equity prices over time. First, valuations for stocks appear quite reasonable. For example, the P/E ratio (on projected 2012 earnings) for stocks within the S&P 500 Index is approximately 13x, which appears very attractive relative to history and the current low level of interest rates and inflation. Second, corporations are flush with cash—nearly $2.3 trillion rests on corporate balance sheets -and companies are generating record levels of free cash flow. This should support higher dividends and share repurchases in the year ahead. And finally, in terms of the economy, the long decline in housing appears to have run its course in most markets, perhaps boosting consumer sentiment in the months ahead.

To be sure, there are “macro” challenges that will likely persist over the next several quarters, but we believe there are elements of our portfolio strategy that can serve to combat an environment of slow growth and continued market volatility. First and foremost, we believe a focus on companies with strong financial characteristics (low debt levels, strong free cash flow generation) will result in outperforming the overall market, as “organic” growth becomes somewhat more challenging. Financially strong companies have the potential to create incremental value for shareholders by repurchasing stock, increasing dividends or making accretive acquisitions. Second, we believe diversification is important during a period of economic and market volatility. For example, balancing the portfolio with “pro-cyclical” sectors (i.e., producer manufacturing, technology) and “noncyclical” sectors (i.e., consumer staples, health care) should serve to reduce portfolio volatility amid fluctuations in investors’ views on the direction of the economy.

Outside the United States, we continue to be underweighted in Europe, favoring the United Kingdom and non-euro area countries that are experiencing stronger relative growth and are less impacted by the financial crisis on the continent. In Asia ex-Japan, we like basic material and consumer-related stocks. Consumer-related stocks should benefit from continued increased spending, while basic material stocks should gain from continued development in the region. In Japan, investments consist of export-oriented companies and entities with domestic consumption exposure. Similar to the developing economies in Asia, Latin America will also benefit from growing consumer consumption and the continued global demand for raw materials.

Although equity markets will likely remain quite volatile over the next several quarters, our research staff remains committed to indentifying investment opportunities that will serve our shareholders well over the long-term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

2

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3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +4.61%.The S&P 500® Index return was +5.45% over the period, while the Barclays Aggregate Bond Index advanced +7.47%.

Stocks edged higher over the past twelve months, shaking off the ongoing and interrelated problems of too much debt (at both the government and consumer levels), fragile real estate markets, and high unemployment rates. Tepid growth in the U.S. and slowing economic conditions outside the U.S. (particularly in China and Europe) will clearly pose challenges to continued corporate earnings growth in the months ahead. From our perspective, however, the good news is that high-quality growth companies are inexpensive and earnings expectations are beginning to reflect a slower economic growth backdrop. We continue to emphasize the electronic technology sector within the Fund, but we also see opportunities in other heavily-weighted sectors, including producer manufacturing, health technology and consumer non-durables. Regardless of the sector, we continue to emphasize “quality,” favoring companies with strong balance sheets, predictable earnings growth and consistent cash flow generation. In terms of performance over the past year, the equity portion of the Fund lagged the S&P 500® Index return primarily due to underperformance in the energy and technology-related sectors, partially offset by solid performance within the retail trade sector.

Increasing economic stress overseas, fears over the upcoming U.S. “fiscal cliff ” and a looming reopening of the debt ceiling debate have all combined to encourage the Federal Reserve to remain highly accommodative. As a result, interest rates for many fixed income sectors fell further over the past twelve months, most notably for U.S. Treasuries as global investors flocked to U.S. government securities as a “safe haven.” U.S. Treasury rates remain exceptionally low and, therefore, we remain underweighted in this sector. Conversely, we believe high-quality corporate bonds, closed-end funds and mortgages continue to provide investors with attractive risk-adjusted return potential. The fixed income portion of the Fund essentially matched the return of the Barclays Aggregate Bond Index over the past twelve months. The Fund was positioned

HYPOTHETICAL GROWTH OF $10.000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2	Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

defensively against a rise in interest rates, but rates declined during the year, resulting in underperformance from a price perspective. This was basically offset by the Fund’s income advantage.

As of June 30th, the asset allocation of the Fund was 61% equities, 33% fixed income, and 6% cash and other net assets.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Balanced Fund	S&P 500® Index 1	Barclays Aggregate Bond Index 2
One Year	4.61%	5.45%	7.47%
Five Year	2.36	0.22	6.79
Ten Year	5.55	5.33	5.63
Since Inception (12/31/93)	6.34	8.01	6.23

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2	Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/12:	$16.97 Per Share
Net Asset Value 6/30/11:	$16.47 Per Share
Total Net Assets:	$11.8 Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.

2.	Chevron Corp.

3.	International Business Machines Corp.

4.	Occidental Petroleum Corp.

5.	Coca-Cola Co.

Top Fixed Income Holdings:

1.	U.S. Treasury Strips, 3.09%, 8/15/20

2.	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35

3.	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16

4.	Procter & Gamble ESOP, 9.36%, 1/1/21

5.	Freddie Mac REMIC, 7.50%, 6/15/30

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	5

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 60.9%
Communications - 1.8%
2,200	Rogers Communications, Inc.	79,662
3,075	Verizon Communications, Inc.	136,653

		216,315

Consumer Durables - 0.6%
200	Fossil, Inc. *	15,308
900	Tupperware Brands Corp.	49,284

		64,592

Consumer Non-Durables - 6.2%
700	Coach, Inc.	40,936
2,100	Coca-Cola Co.	164,199
1,325	General Mills, Inc.	51,066
800	NIKE, Inc.	70,224
2,000	PepsiCo, Inc.	141,320
1,800	Philip Morris International, Inc.	157,068
1,800	Procter & Gamble Co.	110,250

		735,063

Consumer Services - 1.9%
1,600	McDonald’s Corp.	141,648
650	Visa, Inc.	80,360

		222,008

Electronic Technology - 9.8%
550	Apple, Inc. *	321,200
6,100	Applied Materials, Inc.	69,906
4,700	Atmel Corp. *	31,490
1,850	Broadcom Corp. *	62,530
2,750	Ciena Corp. *	45,018
1,400	EMC Corp. *	35,882
5,000	Intel Corp.	133,250
1,185	International Business Machines Corp.	231,762
2,900	Qualcomm, Inc.	161,472
2,025	VeriFone Systems, Inc. *	67,007

		1,159,517

Energy Minerals - 4.6%
800	Apache Corp.	70,312
2,200	Chevron Corp.	232,100
1,550	Marathon Petroleum Corp.	69,626
2,025	Occidental Petroleum Corp.	173,684

		545,722

Finance - 5.6%
850	ACE, Ltd.	63,010
1,025	Ameriprise Financial, Inc.	53,566
875	Franklin Resources, Inc.	97,116
455	Goldman Sachs Group, Inc.	43,616
2,800	JPMorgan Chase & Co.	100,044
2,000	Marsh & McLennan Cos., Inc.	64,460
500	PartnerRe, Ltd.	37,835

Quantity	Name of Issuer	Fair Value ($)
800	Prudential Financial, Inc.	38,744
1,200	US Bancorp	38,592
3,700	Wells Fargo & Co.	123,731

		660,714

Health Services - 1.3%
1,005	Express Scripts Holding Co. *	56,109
600	McKesson Corp.	56,250
650	UnitedHealth Group, Inc.	38,025

		150,384

Health Technology - 5.4%
850	Allergan, Inc.	78,684
700	Baxter International, Inc.	37,205
1,375	Celgene Corp. *	88,220
1,400	Gilead Sciences, Inc. *	71,792
160	Intuitive Surgical, Inc. *	88,606
300	Johnson & Johnson	20,268
2,800	Pfizer, Inc.	64,400
2,000	St. Jude Medical, Inc.	79,820
1,200	Stryker Corp.	66,120
900	Thermo Fisher Scientific, Inc.	46,719

		641,834

Industrial Services - 1.1%
1,425	Schlumberger, Ltd.	92,497
1,200	Seadrill, Ltd.	42,624

		135,121

Non-Energy Minerals - 0.5%
650	Allegheny Technologies, Inc.	20,728
1,000	Freeport-McMoRan Copper & Gold, Inc.	34,070

		54,798

Process Industries - 1.7%
1,650	Ecolab, Inc.	113,074
700	EI du Pont de Nemours & Co.	35,399
475	Praxair, Inc.	51,647

		200,120

Producer Manufacturing - 5.8%
775	3M Co.	69,440
525	Caterpillar, Inc.	44,578
1,675	Danaher Corp.	87,234
1,100	Deere & Co.	88,957
1,625	Emerson Electric Co.	75,692
525	Flowserve Corp.	60,244
3,400	General Electric Co.	70,856
950	Honeywell International, Inc.	53,048
325	Precision Castparts Corp.	53,459
1,100	United Technologies Corp.	83,083

		686,591

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)
Retail Trade - 5.4%
325	Amazon.com, Inc. *	74,214
400	Bed Bath & Beyond, Inc. *	24,720
550	Costco Wholesale Corp.	52,250
425	CVS Caremark Corp.	19,860
1,900	Dick’s Sporting Goods, Inc.	91,200
1,425	Home Depot, Inc.	75,511
2,100	Target Corp.	122,199
2,600	TJX Cos., Inc.	111,618
950	Wal-Mart Stores, Inc.	66,234

		637,806

Technology Services - 6.8%
1,625	Accenture, PLC	97,646
900	Cognizant Technology Solutions Corp. *	54,000
255	Google, Inc. *	147,918
1,400	Informatica Corp. *	59,304
1,800	Microsoft Corp.	55,062
4,600	Oracle Corp.	136,620
140	priceline.com, Inc. *	93,033
325	Salesforce.com, Inc. *	44,934
825	Teradata Corp. *	59,408
650	VMware, Inc. *	59,176

		807,101

Transportation - 1.6%
1,100	Expeditors International of Washington, Inc.	42,625
800	Union Pacific Corp.	95,448
625	United Parcel Service, Inc.	49,225

		187,298

Utilities - 0.8%
600	Kinder Morgan, Inc.	19,332
1,800	Wisconsin Energy Corp.	71,226

		90,558

Total Common Stocks (cost: $5,500,403)		7,195,542

Bonds - 32.9%
Asset-Backed Securities - 4.2%
27,930	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36	28,679
92,760	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32	94,455
	Citifinancial Mortgage Securities, Inc.:
29,407	2004-1 AF3, 3.77%, 4/25/34	28,757
72,284	2003-1 AF5, 4.78%, 1/25/33	71,239
46,534	Conseco Finance, 2001-D M1, 1.59%, 11/15/32 [1]	40,493
47,973	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.68%, 3/25/35 [1]	45,198
33,276	New Century Home Equity Loan Trust, 2005-A A4W, 5.04%, 8/25/35	30,107

Principal Amount ($)	Name of Issuer	Fair Value ($)
5,831	Origen Manufactured Housing, 2002-A A3, 6.17%, 5/15/32 [1]	5,981
75,000	RAAC Series, 2005-SP2 1M1, 0.77%, 5/25/44 [1]	63,663
50,000	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.65%, 9/25/35	43,475
19,766	Residential Asset Securities Corp., 2004 KS2 AI4, 4.18%, 12/25/31 [1]	19,385
19,949	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 4.76%, 7/25/28	19,485

		490,917

Collateralized Mortgage Obligations - 4.3%
23,822	Fannie Mae Grantor Trust, 2004-T3, 1A3, 7.00%, 2/25/44	27,738
	Fannie Mae REMIC:
67,837	2009-30 AG, 6.50%, 5/25/39	75,495
37,303	2010-108 AP, 7.00%, 9/25/40	42,159
	Freddie Mac REMIC:
45,626	7.00%, 11/15/29	50,796
84,562	7.50%, 6/15/30	99,662
95,799	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35	109,946
18,823	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35	17,883
8,658	Master Asset Securitization Trust, 2003-4 CA1, 8.00%, 5/25/18	9,185
59,895	Vendee Mortgage Trust, 2008-1 B, 7.99%, 3/15/25 [1]	71,998

		504,862

Corporate Bonds - 8.5%
50,000	Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	59,050
50,000	Burlington Resources, Inc., 9.13%, 10/1/21	70,313
50,000	Chevron Corp., 4.95%, 3/3/19	60,349
25,000	Coca-Cola Refreshments USA, Inc., 8.00%, 9/15/22	34,415
25,000	Comerica Bank (Subordinated), 8.38%, 7/15/24	27,094
88,475	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16	101,304
100,000	Genworth Financial, Inc., 7.70%, 6/15/20	98,656
50,000	Google, Inc., 3.63%, 5/19/21	55,373
50,000	Microsoft Corp., 4.00%, 2/8/21	57,602
70,000	Northern States Power Co., 7.13%, 7/1/25	90,011
48,551	Northwest Airlines 1999-2 A Pass Thru Tr, 7.58%, 3/1/19	52,799

See accompanying notes to financial statements.

JUNE 30, 2012	7

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)
25,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	26,374
75,700	Procter & Gamble ESOP, 9.36%, 1/1/21	100,795
50,000	South Carolina Electric & Gas Co., 6.50%, 11/1/18	62,805
50,000	Statoil ASA, 3.15%, 1/23/22	52,290
50,000	USB Capital XIII Trust (Subordinated), 6.63%, 12/15/39	50,408

		999,638

Federal Home Loan Mortgage Corporation - 3.2%
79,102	2.50%, 4/1/27	81,485
39,608	2.50%, 4/1/27	40,801
32,144	6.50%, 1/1/14	32,811
46,241	7.00%, 7/1/32	53,625
30,314	7.00%, 5/1/34	35,621
41,259	7.00%, 11/1/37	47,846
18,605	7.00%, 1/1/39	21,583
31,237	7.50%, 11/1/36	38,156
13,099	8.00%, 9/1/15	14,305
15,246	8.38%, 5/17/20	17,492

		383,725

Federal National Mortgage Association - 5.3%
41,219	6.50%, 5/1/40	46,538
62,687	6.63%, 11/1/30	72,599
49,523	6.63%, 1/1/31	57,354
29,498	7.00%, 12/1/32	34,838
49,913	7.00%, 3/1/33	55,868
39,684	7.00%, 12/1/36	46,799
27,689	7.00%, 11/1/38	32,213
55,472	7.23%, 12/1/30	64,515
8,302	7.50%, 6/1/32	10,180
28,198	7.50%, 4/1/33	34,532
28,848	7.50%, 11/1/33	35,235
40,829	7.50%, 1/1/34	49,885
13,712	7.50%, 4/1/38	16,770
41,542	8.00%, 2/1/31	51,462
11,913	8.41%, 7/15/26	12,909
7,412	9.50%, 5/1/27	9,072
128	9.75%, 1/15/13	128
22	10.25%, 6/15/13	22

		630,919

Government National Mortgage Association - 2.5%
50,237	6.63%, 4/20/31	59,297
29,302	7.00%, 12/15/24	34,740
49,163	7.23%, 12/20/30	57,437
53,026	8.00%, 7/15/24	63,011
73,527	8.38%, 3/15/31	77,257

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)
1,047	9.50%, 9/20/18	1,209

		292,951

Taxable Municipal Securities - 1.6%
100,000	Academica Charter Schools, 8.00%, 8/15/24 [4]	82,198
50,000	Coalinga-Huron Joint Unified Sch. Dist. G.O., 5.43%, 8/1/21	52,380
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	52,232

		186,810

U.S. Government / Federal Agency Securities - 2.7%
	U.S. Treasury Strips:
275,000	3.09%, 8/15/20 [6]	245,856
150,000	4.21%, 2/15/36 [6]	78,061

		323,917

Foreign Government Bonds - 0.6%
50,000	Hydro-Quebec, 8.40%, 3/28/25	77,077

Total Bonds (cost: $3,711,067)		3,890,816

Closed-End Mutual Funds - 0.3%
4,300	American Strategic Income Portfolio, Inc. II	37,453

Total Closed-End Mutual Funds (cost: $39,673)		37,453

Total Investments in Securities - 94.1% (cost: $9,251,143)		11,123,811
Other Assets and Liabilities, net - 5.9%		697,663

Total Net Assets - 100.0%		$11,821,474

*	Non-income producing security.
[1]	Variable rate security. Rate disclosed is as of June 30, 2012.
[4]

144A Restricted Security. The total value of such security as of June 30, 2012 was $82,198 and represented 0.7% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	7,195,542	—	—	7,195,542
Asset-Backed Securities	—	490,917	—	490,917
Collateralized Mortgage Obligations	—	504,862	—	504,862
Corporate Bonds	—	999,638	—	999,638
Federal Home Loan Mortgage Corporation	—	383,725	—	383,725
Federal National Mortgage Association	—	630,919	—	630,919
Government National Mortgage Association	—	292,951	—	292,951
Taxable Municipal Securities	—	186,810	—	186,810
U.S. Government / Federal Agency Securities	—	323,917	—	323,917
Foreign Government Bonds	—	77,077	—	77,077
Closed-End Mutual Funds	37,453	—	—	37,453

Total:	7,232,995	3,890,816	—	11,123,811

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2012	9

Sit Dividend Growth Fund—Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +3.76% return over the last twelve months, compared to the +5.45% return for the S&P 500® Index.

U.S. equities posted modest gains over the past twelve months, as corporate profits remained relatively strong despite ongoing turbulence in the global economy. The European sovereign debt crisis has clearly taken center stage, with a moderation in growth in developing economies, particularly China, causing additional concern. It continues to be our view, however, that the global economy will “muddle through” and growth will continue at a moderate pace. Against this backdrop, along with our expectation that market volatility will persist in the coming months, we believe it is prudent to maintain a diversified portfolio with a “high-quality” bias, as measured by historical dividend growth, free cash flow generation, earnings stability, and strong balance sheets. Given the unprecedented strength in corporate balance sheets and the fact that payout ratios (i.e., the portion of corporate earnings paid to shareholders as dividends) are at an all-time low, our strategy has focused on identifying companies with strong financial characteristics and business fundamentals that will allow for increased payouts over time. In this regard, it has been encouraging to see corporations respond to investors’ desire for higher dividends. For example, over the past twelve months, 80 companies within the Fund (out of 90 current holdings) have increased their dividends, with a median increase of +12%.

Relative to the S&P 500® Index, performance over the past year was negatively impacted by stock selection in the electronic technology and health technology sectors, while underweighting the strong-performing consumer services sector also detracted from relative returns. It should be noted that the underweight in shares of Apple (which rose +74% over the period) accounted for the majority of the performance differential of the Fund relative to the S&P 500® Index.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

While we established a position in Apple just prior to the company’s announcement in March to initiate a dividend later this year, it provided only partial offset, given the exceptional performance of the shares throughout the 12-month period.

Our research effort is highly focused on companies that will deliver strong earnings and dividend growth over the longer term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Dividend Growth Fund		S&P 500® Index 1
	Class I	Class S
One Year	3.76%	3.53%	5.45%
Five Year	3.34	3.09	0.22
Since Inception - Class I (12/31/03)	7.49	n/a	4.52
Since Inception - Class S (3/31/06)	n/a	5.68	2.98

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/12:	$14.10 Per Share
Net Asset Value 6/30/11:	$13.91 Per Share
Total Net Assets:	$619.7 Million
Class S:
Net Asset Value 6/30/12:	$14.06 Per Share
Net Asset Value 6/30/11:	$13.87 Per Share
Total Net Assets:	$100.9 Million

Weighted Average Market Cap:	$79.4 Billion

TOP 10 HOLDINGS

1.	Chevron Corp.

2.	International Business Machines Corp.

3.	Verizon Communications, Inc.

4.	Occidental Petroleum Corp.

5.	PepsiCo, Inc.

6.	Procter & Gamble Co.

7.	Microsoft Corp.

8.	Qualcomm, Inc.

9.	Pfizer, Inc.

10.	Johnson & Johnson

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	11

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 93.9%
Communications - 3.5%
246,900	Rogers Communications, Inc.	8,940,249
371,300	Verizon Communications, Inc.	16,500,572

		25,440,821

Consumer Durables - 3.4%
160,500	Snap-On, Inc.	9,991,125
126,400	Stanley Black & Decker, Inc.	8,135,104
120,200	Tupperware Brands Corp.	6,582,152

		24,708,381

Consumer Non-Durables - 9.3%
68,400	Coach, Inc.	4,000,032
48,815	Colgate-Palmolive Co.	5,081,642
67,500	Diageo, PLC, ADR	6,957,225
216,300	General Mills, Inc.	8,336,202
59,900	NIKE, Inc.	5,258,022
200,800	PepsiCo, Inc.	14,188,528
110,800	Philip Morris International, Inc.	9,668,408
224,000	Procter & Gamble Co.	13,720,000

		67,210,059

Consumer Services - 2.1%
107,200	McDonald’s Corp.	9,490,416
275,400	Pearson, PLC, ADR	5,466,690

		14,957,106

Electronic Technology - 9.6%
12,225	Apple, Inc. *	7,139,400
530,900	Applied Materials, Inc.	6,084,114
176,000	Broadcom Corp. *	5,948,800
406,400	Intel Corp.	10,830,560
96,400	International Business Machines Corp.	18,853,912
163,300	Linear Technology Corp.	5,116,189
228,600	Qualcomm, Inc.	12,728,448
89,000	TE Connectivity, Ltd.	2,839,989

		69,541,412

Energy Minerals - 8.8%
41,000	Apache Corp.	3,603,490
242,700	Chevron Corp.	25,604,850
63,450	EQT Corp.	3,402,824
119,800	Marathon Petroleum Corp.	5,381,416
180,700	Occidental Petroleum Corp.	15,498,639
141,150	Royal Dutch Shell, PLC, ADR	9,870,620

		63,361,839

Finance - 13.6%
128,300	ACE, Ltd.	9,510,879
140,700	Ameriprise Financial, Inc.	7,352,982
63,600	Franklin Resources, Inc.	7,058,964
334,600	JPMorgan Chase & Co.	11,955,258
56,500	M&T Bank Corp.	4,665,205

Quantity	Name of Issuer	Fair Value ($)
311,500	Marsh & McLennan Cos., Inc.	10,039,645
117,000	PartnerRe, Ltd.	8,853,390
327,800	PennantPark Investment Corp.	3,392,730
41,300	Prudential Financial, Inc.	2,000,159
107,200	Travelers Cos., Inc.	6,843,648
259,600	US Bancorp	8,348,736
267,100	Validus Holdings, Ltd.	8,555,213
283,400	Wells Fargo & Co.	9,476,896

		98,053,705

Health Services - 3.1%
202,500	Cardinal Health, Inc.	8,505,000
81,300	McKesson Corp.	7,621,875
109,800	UnitedHealth Group, Inc.	6,423,300

		22,550,175

Health Technology - 9.7%
60,900	Abbott Laboratories	3,926,223
160,800	Baxter International, Inc.	8,546,520
164,600	Covidien, PLC	8,806,100
177,400	Johnson & Johnson	11,985,144
241,300	Merck & Co., Inc.	10,074,275
546,000	Pfizer, Inc.	12,558,000
158,200	St. Jude Medical, Inc.	6,313,762
142,900	Stryker Corp.	7,873,790

		70,083,814

Industrial Services - 2.3%
94,200	National Oilwell Varco, Inc.	6,070,248
89,502	Oceaneering International, Inc.	4,283,566
167,400	Seadrill, Ltd.	5,946,048

		16,299,862

Non-Energy Minerals - 0.7%
138,800	Freeport-McMoRan Copper & Gold, Inc.	4,728,916

Process Industries - 1.4%
198,400	EI du Pont de Nemours & Co.	10,033,088

Producer Manufacturing - 8.9%
55,000	3M Co.	4,928,000
123,900	Autoliv, Inc.	6,772,374
59,800	Cooper Industries, PLC	4,077,164
64,000	Deere & Co.	5,175,680
187,500	Emerson Electric Co.	8,733,750
349,100	General Electric Co.	7,275,244
181,860	Honeywell International, Inc.	10,155,062
183,000	Tyco International, Ltd.	9,671,550
96,600	United Technologies Corp.	7,296,198

		64,085,022

Retail Trade - 5.7%
118,700	Cato Corp.	3,615,602
163,000	CVS Caremark Corp.	7,616,990
119,900	Home Depot, Inc.	6,353,501

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
160,300	Target Corp.	9,327,857
133,100	TJX Cos., Inc.	5,713,983
120,500	Wal-Mart Stores, Inc.	8,401,260

		41,029,193

Technology Services - 5.4%
173,000	Accenture, PLC	10,395,570
98,150	Automatic Data Processing, Inc.	5,463,029
431,400	Microsoft Corp.	13,196,526
194,900	Oracle Corp.	5,788,530
62,800	Syntel, Inc.	3,811,960

		38,655,615

Transportation - 2.6%
73,600	Expeditors International of Washington, Inc.	2,852,000
188,600	Knight Transportation, Inc.	3,015,714
59,500	Union Pacific Corp.	7,098,945
77,900	United Parcel Service, Inc.	6,135,404

		19,102,063

Utilities - 3.8%
288,300	Kinder Morgan, Inc.	9,289,026
110,400	NextEra Energy, Inc.	7,596,624
137,600	UGI Corp.	4,049,568

Quantity	Name of Issuer	Fair Value ($)
158,300	Wisconsin Energy Corp.	6,263,931

		27,199,149

Total Common Stocks (cost: $631,226,186)		677,040,220

Closed-End Mutual Funds - 1.8%
285,500	Kayne Anderson MLP Investment Co.	8,784,835
154,900	Tortoise Energy Capital Corp.	4,030,498

Total Closed-End Mutual Funds (cost: $12,216,697)		12,815,333

Total Investments in Securities - 95.7% (cost: $643,442,883)		689,855,553
Other Assets and Liabilities, net - 4.3%		30,689,226

Total Net Assets - 100.0%		$720,544,779

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	677,040,220	—	—	677,040,220
Closed-End Mutual Funds	12,815,333	—	—	12,815,333

Total:	689,855,553	—	—	689,855,553

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2012	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund Class I slightly outperformed the Composite Index (60% S&P® 500 Index and 40% MSCI EAFE Index) for the last twelve months, falling -2.44% versus a decline of -2.61% for the Index. The markets may have only been modestly down for the last twelve months, but the returns fail to show the volatility that occurred during that time frame. There were several reasons for this volatility. First, equity markets’ concerns continued to escalate in response to the still-unresolved European debt crisis. Second, growth is moderating in the emerging markets, particularly that of Asia and Latin America. Third, growth in most developed nations also showed a modest deceleration in growth. Last, while corporate earnings in general have been relatively strong, expectations are coming down.

Relative to the Composite Index, the financial sector was the top contributing sector, due mostly to the good stock selection on underweighting of the banking and diversified financial industries and good stock selection in the insurance industry. The defensive nature of the holdings in the financial sector materially contributed to performance. Conversely, the less-than-stellar stock selection in the more cyclical industrial sector adversely impacted performance. Additionally, the absence/underweight of Apple Corp. in the Fund resulted in the stock being the largest single detractor to the Fund over the past twelve months. While we purchased a position in Apple just before the company’s announcement to initiate a dividend, it only partially offset the exceptional performance of the shares over the aforementioned timeframe.

Regionally, the euro area meaningfully contributed to the outperformance over the last twelve months. The underweight, good stock selection and currency impact were all positive. The Fund’s overweight position in the UK, along with the defensive nature of the UK holdings, contributed nicely to the relative performance. Asia ex-Japan was the largest detracting region, as most China-related securities lagged the overall market for the past twelve months. The decision to underweight this region only partially offset the negative stock selection.

In general, the Fund holds primarily globally dominant, large cap stocks. The Fund is broadly diversified on both a regional and sector basis and consists of high-quality, dividend-paying stocks. These high quality measures include: historical dividend growth, free cash flow yield, earnings stability, return on invested capital, free cash

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index and MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index. This is the Fund’s primary index.
2	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
3	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

flow margins, and debt levels. Importantly, despite this high quality bias, the portfolio is attractively valued compared to the broad market index. We believe the focus on companies with strong operational and financial characteristics will generate solid and predictable earnings along with growing dividends. Over the past twelve months, dividend increases continue with nearly 95% (75 out of 79) of the companies within the Fund increasing their dividends over the period. The average dividend increase was 16.3%. We believe these stocks will continue to reward shareholders over the longer term.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Tasha M. Murdoff
Raymond E. Sit
Portfolio Managers

14	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Global Dividend Growth Fund		Composite Index 1	S&P 500® Index 2	MSCI EAFE Index 3
	Class I	Class S
One Year	-2.44%	-2.60%	-2.61%	5.45%	-13.83%
Since Inception (9/30/08)	8.48	8.22	4.32	6.58	0.74

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.
2	S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.
3	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/12:	$12.55 Per Share
Net Asset Value 6/30/11:	$13.26 Per Share
Total Net Assets:	$10.4 Million
Class S:
Net Asset Value 6/30/12:	$12.54 Per Share
Net Asset Value 6/30/11:	$13.24 Per Share
Total Net Assets:	$2.6 Million

Weighted Average Market Cap:	$81.9 Billion

TOP 10 HOLDINGS

1.	Centrica, PLC

2.	Chevron Corp.

3.	Royal Dutch Shell, PLC, ADR

4.	Rogers Communications, Inc.

5.	GlaxoSmithKline, PLC, ADR

6.	International Business Machines Corp.

7.	Occidental Petroleum Corp.

8.	Pearson, PLC, ADR

9.	SGS SA

10.	Verizon Communications, Inc.

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	15

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 95.6%
Asia - 5.8%
Australia - 3.7%
3,650	BHP Billiton, Ltd., ADR	238,345
1,800	Rio Tinto, PLC, ADR	86,058
1,500	Westpac Banking Corp., ADR	163,215

		487,618

China/Hong Kong - 1.2%
3,475	HSBC Holdings, PLC, ADR	153,352

Japan - 0.9%
5,100	Komatsu, Ltd.	121,744

Europe - 28.3%
France - 0.9%
1,775	Schlumberger, Ltd.	115,215

Germany - 1.3%
1,209	Muenchener Rueckver	170,595

Ireland - 3.0%
2,700	Accenture, PLC	162,243
4,250	Covidien, PLC	227,375

		389,618

Norway - 1.6%
6,000	Seadrill, Ltd.	213,120

Spain - 1.3%
1,637	Inditex SA	169,209

Sweden - 0.9%
2,200	Autoliv, Inc.	120,252

Switzerland - 5.4%
1,900	ACE, Ltd.	140,847
600	Kuehne & Nagel International	63,567
3,865	Nestle SA	230,656
142	SGS SA	266,246

		701,316

United Kingdom - 13.9%
2,515	British American Tobacco, PLC	127,862
7,480	Burberry Group, PLC	155,739
73,025	Centrica, PLC	365,121
1,800	Diageo, PLC, ADR	185,526
6,300	GlaxoSmithKline, PLC, ADR	287,091
13,600	Pearson, PLC, ADR	269,960
4,775	Royal Dutch Shell, PLC, ADR	333,916
16,400	Tesco, PLC	79,701

		1,804,916

North America - 61.5%
Bermuda - 0.9%
1,550	PartnerRe, Ltd.	117,288

Canada - 2.5%
8,900	Rogers Communications, Inc.	322,269

Quantity	Name of Issuer	Fair Value ($)
United States - 58.1%
1,050	3M Co.	94,080
265	Apple, Inc. *	154,760
4,900	Applied Materials, Inc.	56,154
1,750	Automatic Data Processing, Inc.	97,405
3,200	Baxter International, Inc.	170,080
1,800	Broadcom Corp. *	60,840
3,800	Cardinal Health, Inc.	159,600
1,775	Caterpillar, Inc.	150,715
3,300	Chevron Corp.	348,150
1,900	CVS Caremark Corp.	88,787
2,100	Deere & Co.	169,827
3,800	EI du Pont de Nemours & Co.	192,166
3,600	Emerson Electric Co.	167,688
950	Franklin Resources, Inc.	105,440
2,975	Freeport-McMoRan Copper & Gold, Inc.	101,358
3,250	General Mills, Inc.	125,255
600	Goldman Sachs Group, Inc.	57,516
2,500	Home Depot, Inc.	132,475
2,575	Honeywell International, Inc.	143,788
7,500	Intel Corp.	199,875
1,400	International Business Machines Corp.	273,812
2,750	Johnson & Johnson	185,790
4,700	JPMorgan Chase & Co.	167,931
5,350	Kinder Morgan, Inc.	172,377
2,900	Linear Technology Corp.	90,857
2,650	Marathon Petroleum Corp.	119,038
4,100	Marsh & McLennan Cos., Inc.	132,143
2,450	McDonald’s Corp.	216,898
3,825	Merck & Co., Inc.	159,694
6,300	Microsoft Corp.	192,717
3,175	Occidental Petroleum Corp.	272,320
2,100	Oracle Corp.	62,370
2,500	PepsiCo, Inc.	176,650
10,000	Pfizer, Inc.	230,000
2,325	Philip Morris International, Inc.	202,880
2,000	Procter & Gamble Co.	122,500
3,500	Qualcomm, Inc.	194,880
2,200	Snap-On, Inc.	136,950
2,550	St. Jude Medical, Inc.	101,770
1,575	Stanley Black & Decker, Inc.	101,367
3,300	Target Corp.	192,027
3,000	TJX Cos., Inc.	128,790
1,600	Travelers Cos., Inc.	102,144
2,250	Tupperware Brands Corp.	123,210
775	Union Pacific Corp.	92,465
700	United Parcel Service, Inc.	55,132
1,900	United Technologies Corp.	143,507
6,600	US Bancorp	212,256
5,500	Verizon Communications, Inc.	244,420

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
900	Wal-Mart Stores, Inc.	62,748
3,700	Wells Fargo & Co.	123,728

		7,569,330

Total Common Stocks (cost: $11,565,091)		12,455,842

Closed-End Mutual Funds - 1.2%
2,875	Kayne Anderson MLP Investment Co.	88,464
2,500	Tortoise Energy Capital Corp.	65,050

Total Closed-End Mutual Funds (cost: $132,730)		153,514

Total Investments in Securities - 96.8% (cost: $11,697,821)		12,609,356
Other Assets and Liabilities, net - 3.2%		420,031

Total Net Assets - 100.0%		$13,029,387

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.

JUNE 30, 2012	17

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Australia	487,618	—	—	487,618
Bermuda	117,288	—	—	117,288
Canada	322,269	—	—	322,269
China/Hong Kong	153,352	—	—	153,352
France	115,215	—	—	115,215
Germany	—	170,595	—	170,595
Ireland	389,618	—	—	389,618
Japan	—	121,744	—	121,744
Norway	213,120	—	—	213,120
Spain	—	169,209	—	169,209
Sweden	120,252	—	—	120,252
Switzerland	140,847	560,469	—	701,316
United Kingdom	1,076,493	728,423	—	1,804,916
United States	7,569,330	—	—	7,569,330

	10,705,402	1,750,440	—	12,455,842

Closed-End Mutual Funds	153,514	—	—	153,514

Total:	10,858,916	1,750,440	—	12,609,356

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2012	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +4.39%, compared to the +5.76% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +5.45%.

Despite economic challenges in many regions of the world, U.S. equities managed to post modest gains over the past twelve months. While the slowdown in China (along with other emerging markets) and further turmoil in Europe have created incremental challenges for the global economy, our expectation is for a continuation of the trend of moderate growth with minimal near-term inflation pressures. Against a backdrop of slowing corporate earnings growth and continued market volatility, we strongly believe that the Fund’s diversification and focus on high-quality growth companies is appropriate. Our specific criteria in this regard include: above-average sales and earnings growth; healthy balance sheets and low debt levels; strong free cash flow generation; and proactive management teams that can navigate through challenging economic conditions. We continue to believe that companies with strong financial characteristics will outperform the overall market, as growth becomes more challenging and investors seek firms that have financial flexibility to repurchase stock, increase dividends or make accretive acquisitions. While the Fund remains well diversified, the heaviest weighted sectors within the Fund include electronic technology, technology services, consumer non-durables, and producer manufacturing.

Relative to the Russell 1000® Growth Index, performance over the past year was negatively impacted by stock selection in the technology services, energy minerals and electronic technology sectors. Cognizant Technology Solutions and salesforce.com were the laggards in the technology services sector, while our positions in Apache and Occidental Petroleum detracted from performance in the energy minerals sector. The electronic technology sector was dragged down by our holdings in Atmel and VeriFone Systems. On the positive side, strong stock selection in retail trade and process industries helped performance over the past twelve months. TJX, Dick’s Sporting Goods, CF Industries and Ecolab were key outperfomers in these sectors.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research effort is highly focused on companies that are attractively valued relative to their long-term projected earnings growth rates. We strongly believe that this focus will reward our shareholders over time.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2
One Year	4.39%	5.76%	4.37%
Five Year	1.28	2.87	0.39
Ten Year	6.05	6.03	5.72
Since Inception 3 (9/2/82)	9.47	10.45	11.29

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2	Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3	On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY
Net Asset Value 6/30/12:	$45.53 Per Share
Net Asset Value 6/30/11:	$43.96 Per Share
Total Net Assets:	$254.3 Million
Weighted Average Market Cap:	$109.3 Billion

TOP 10 HOLDINGS

1.	Apple, Inc.

2.	International Business Machines Corp.

3.	Google, Inc.

4.	Chevron Corp.

5.	Occidental Petroleum Corp.

6.	Qualcomm, Inc.

7.	Coca-Cola Co.

8.	Oracle Corp.

9.	Philip Morris International, Inc.

10.	PepsiCo, Inc.

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	21

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.9%
Communications - 1.9%
53,600	Rogers Communications, Inc.	1,940,856
66,300	Verizon Communications, Inc.	2,946,372

		4,887,228

Consumer Durables - 1.1%
8,800	Fossil, Inc. *	673,552
38,900	Tupperware Brands Corp.	2,130,164

		2,803,716

Consumer Non-Durables - 10.7%
29,200	Coach, Inc.	1,707,616
77,800	Coca-Cola Co.	6,083,182
58,200	General Mills, Inc.	2,243,028
31,700	NIKE, Inc.	2,782,626
74,500	PepsiCo, Inc.	5,264,170
61,800	Philip Morris International, Inc.	5,392,668
61,700	Procter & Gamble Co.	3,779,125

		27,252,415

Consumer Services - 3.1%
55,500	McDonald’s Corp.	4,913,415
23,100	Visa, Inc.	2,855,853

		7,769,268

Electronic Technology - 19.6%
29,300	Apple, Inc. *	17,111,200
116,500	Applied Materials, Inc.	1,335,090
168,800	Atmel Corp. *	1,130,960
90,300	Broadcom Corp. *	3,052,140
131,500	Ciena Corp. *	2,152,655
83,500	EMC Corp. *	2,140,105
84,800	Intel Corp.	2,259,920
60,600	International Business Machines Corp.	11,852,148
113,000	Qualcomm, Inc.	6,291,840
75,300	VeriFone Systems, Inc. *	2,491,677

		49,817,735

Energy Minerals - 6.3%
71,500	Chevron Corp.	7,543,250
37,500	Marathon Petroleum Corp.	1,684,500
78,700	Occidental Petroleum Corp.	6,750,099

		15,977,849

Finance - 3.8%
28,100	ACE, Ltd.	2,083,053
26,700	Franklin Resources, Inc.	2,963,433
14,700	Goldman Sachs Group, Inc.	1,409,142
51,600	JPMorgan Chase & Co.	1,843,668
44,300	Marsh & McLennan Cos., Inc.	1,427,789

		9,727,085

Quantity	Name of Issuer	Fair Value ($)
Health Services - 2.1%
35,819	Express Scripts Holding Co. *	1,999,775
21,200	McKesson Corp.	1,987,500
23,800	UnitedHealth Group, Inc.	1,392,300

		5,379,575

Health Technology - 9.1%
31,600	Allergan, Inc.	2,925,212
26,400	Baxter International, Inc.	1,403,160
51,600	Celgene Corp. *	3,310,656
64,700	Gilead Sciences, Inc. *	3,317,816
5,200	Intuitive Surgical, Inc. *	2,879,708
103,600	Pfizer, Inc.	2,382,800
69,600	St. Jude Medical, Inc.	2,777,736
44,000	Stryker Corp.	2,424,400
30,000	Thermo Fisher Scientific, Inc.	1,557,300

		22,978,788

Industrial Services - 1.6%
41,600	Schlumberger, Ltd.	2,700,256
40,200	Seadrill, Ltd.	1,427,904

		4,128,160

Non-Energy Minerals - 0.7%
51,400	Freeport-McMoRan Copper & Gold, Inc.	1,751,198

Process Industries - 4.6%
17,600	CF Industries Holdings, Inc.	3,409,824
57,100	Ecolab, Inc.	3,913,063
29,900	EI du Pont de Nemours & Co.	1,512,043
26,000	Praxair, Inc.	2,826,980

		11,661,910

Producer Manufacturing - 9.2%
30,000	3M Co.	2,688,000
20,200	Caterpillar, Inc.	1,715,182
61,000	Danaher Corp.	3,176,880
43,650	Deere & Co.	3,529,976
51,400	Emerson Electric Co.	2,394,212
19,200	Flowserve Corp.	2,203,200
38,600	Honeywell International, Inc.	2,155,424
14,400	Precision Castparts Corp.	2,368,656
41,800	United Technologies Corp.	3,157,154

		23,388,684

Retail Trade - 9.2%
12,800	Amazon.com, Inc. *	2,922,880
14,400	Bed Bath & Beyond, Inc. *	889,920
20,200	Costco Wholesale Corp.	1,919,000
25,900	CVS Caremark Corp.	1,210,307
76,300	Dick’s Sporting Goods, Inc.	3,662,400
50,300	Home Depot, Inc.	2,665,397
69,600	Target Corp.	4,050,024

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
84,800	TJX Cos., Inc.	3,640,464
35,400	Wal-Mart Stores, Inc.	2,468,088

		23,428,480

Technology Services - 13.2%
71,200	Accenture, PLC	4,278,408
22,500	Cognizant Technology Solutions Corp. *	1,350,000
13,700	Google, Inc. *	7,946,959
56,300	Informatica Corp. *	2,384,868
67,900	Microsoft Corp.	2,077,061
187,200	Oracle Corp.	5,559,840
5,300	priceline.com, Inc. *	3,521,956
12,400	Salesforce.com, Inc. *	1,714,424
25,937	Teradata Corp. *	1,867,723
31,500	VMware, Inc. *	2,867,760

		33,568,999

Transportation - 1.9%
24,800	Union Pacific Corp.	2,958,888
23,600	United Parcel Service, Inc.	1,858,736

		4,817,624

Quantity	Name of Issuer	Fair Value ($)
Utilities - 0.8%
20,600	Kinder Morgan, Inc.	663,732
33,900	Wisconsin Energy Corp.	1,341,423

		2,005,155

Total Common Stocks (cost: $191,759,350)		251,343,869

Total Investments in Securities - 98.9% (cost: $191,759,350)		251,343,869
Other Assets and Liabilities, net 1.1%		2,912,486

Total Net Assets - 100.0%		$254,256,355

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	251,343,869	—	—	251,343,869

Total:	251,343,869	—	—	251,343,869

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2012	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s twelve-month return was -0.69%, compared to -2.99% for the Russell Midcap® Growth Index. The Russell Midcap® Index lost -1.65% during the period.

Mid cap stocks struggled to gain ground over the past year, as more challenging global economic conditions led investors to a more risk averse stance with regard to small and mid cap stocks. While there are clearly challenges both within (e.g. “fiscal cliff ”) and outside the U.S. (e.g., turmoil in Europe, sharp slowdown in emerging markets), we believe these issues are largely reflected in the valuations and earnings expectations for stocks. Furthermore, corporate balance sheets remain exceptionally strong and companies continue to generate significant free cash flow. Our investment team continues to focus on mid-sized companies that do not require a robust economy to deliver earnings growth. We currently see these opportunities in diverse sectors within the market, including the most heavily weighted sectors within the Fund: producer manufacturing, technology services, electronic technology, health technology, retail trade and process industries. Each of these sectors carries a 9% or higher weighting within the Fund, reflecting our desire for diversification in what is likely to be a volatile market environment in the months ahead.

Although we are not pleased with the modestly negative return over the past year, the Fund fared relatively well compared to the Russell Midcap Growth® Index. The Fund’s one-year relative performance was positively impacted by stock selection in the retail trade and producer manufacturing sectors. Key winners in these sectors included TJX, Ulta Salon Cosmetics and Fragrance, Dick’s Sporting Goods, Cooper Industries, Trimble Navigation and Goodrich. These positives were partially offset by negative stock selection in the non-energy minerals and consumer durables sectors. Weakness in Stillwater Mining, Fossil and Tupperware Brands were the biggest detractors in these sectors.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index 1	Russell Midcap® Index 2
One Year	-0.69%	-2.99%	-1.65%
Five Year	0.92	1.91	1.06
Ten Year	7.59	8.47	8.45
Since Inception (9/2/82)	11.60	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2	Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/12:	$15.77 Per Share
Net Asset Value 6/30/11:	$15.88 Per Share
Total Net Assets:	$144.6 Million
Weighted Average Market Cap:	$12.2 Billion

TOP 10 HOLDINGS

1.	TJX Cos., Inc.

2.	Ecolab, Inc.

3.	ANSYS, Inc.

4.	CF Industries Holdings, Inc.

5.	Cummins, Inc.

6.	Ulta Salon Cosmetics & Fragrance, Inc.

7.	Dick’s Sporting Goods, Inc.

8.	Intuitive Surgical, Inc.

9.	Ultimate Software Group, Inc.

10.	Albemarle Corp.

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	25

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.4%
Commercial Services - 0.5%
7,600	Factset Research Systems, Inc.	706,344

Consumer Durables - 4.2%
17,700	Fossil, Inc. *	1,354,758
11,900	Polaris Industries, Inc.	850,612
28,100	Snap-On, Inc.	1,749,225
39,900	Tupperware Brands Corp.	2,184,924

		6,139,519

Consumer Non-Durables - 5.2%
30,200	Coach, Inc.	1,766,096
63,900	Coca-Cola Enterprises, Inc.	1,791,756
112,500	Iconix Brand Group, Inc. *	1,965,375
27,800	Monster Beverage Corp. *	1,979,360

		7,502,587

Consumer Services - 3.0%
4,800	Chipotle Mexican Grill, Inc. *	1,823,760
60,600	International Game Technology	954,450
39,532	Marriott International, Inc.	1,549,654

		4,327,864

Electronic Technology - 9.0%
122,900	Atmel Corp. *	823,430
64,200	Broadcom Corp. *	2,169,960
89,800	Ciena Corp. *	1,470,026
11,100	F5 Networks, Inc. *	1,105,116
46,700	Linear Technology Corp.	1,463,111
80,800	Skyworks Solutions, Inc. *	2,211,496
30,100	Synaptics, Inc. *	861,763
42,500	Veeco Instruments, Inc. *	1,460,300
42,400	VeriFone Systems, Inc. *	1,403,016

		12,968,218

Energy Minerals - 3.8%
14,400	Apache Corp.	1,265,616
32,500	Gulfport Energy Corp. *	670,475
19,400	Marathon Petroleum Corp.	871,448
31,500	Murphy Oil Corp.	1,584,135
32,800	Southwestern Energy Co. *	1,047,304

		5,438,978

Finance - 7.2%
20,350	ACE, Ltd.	1,508,546
17,700	Affiliated Managers Group, Inc. *	1,937,265
29,000	Ameriprise Financial, Inc.	1,515,540
7,200	IntercontinentalExchange, Inc. *	979,056
47,700	Marsh & McLennan Cos., Inc.	1,537,371
27,100	Signature Bank/New York NY *	1,652,287

Quantity	Name of Issuer	Fair Value ($)
21,400	T Rowe Price Group, Inc.	1,347,344

		10,477,409

Health Services - 2.5%
37,800	Express Scripts Holding Co. *	2,110,374
9,400	Laboratory Corp. of America Holdings *	870,534
7,500	Stericycle, Inc. *	687,525

		3,668,433

Health Technology - 10.4%
24,800	Allergan, Inc.	2,295,736
82,100	Amylin Pharmaceuticals, Inc. *	2,317,683
26,300	Celgene Corp. *	1,687,408
18,700	Edwards Lifesciences Corp. *	1,931,710
13,400	IDEXX Laboratories, Inc. *	1,288,142
4,740	Intuitive Surgical, Inc. *	2,624,965
29,450	Thermo Fisher Scientific, Inc.	1,528,750
38,300	Thoratec Corp. *	1,286,114

		14,960,508

Industrial Services - 4.7%
9,800	CARBO Ceramics, Inc.	751,954
47,000	Chicago Bridge & Iron Co. NV	1,784,120
17,100	National Oilwell Varco, Inc.	1,101,924
14,950	Schlumberger, Ltd.	970,404
43,000	Seadrill, Ltd.	1,527,360
23,400	Waste Connections, Inc.	700,128

		6,835,890

Non-Energy Minerals - 1.6%
13,600	Allegheny Technologies, Inc.	433,703
18,400	Haynes International, Inc.	937,296
116,000	Stillwater Mining Co. *	990,640

		2,361,639

Process Industries - 9.3%
17,200	Airgas, Inc.	1,444,972
39,500	Albemarle Corp.	2,355,780
15,300	CF Industries Holdings, Inc.	2,964,222
50,700	Ecolab, Inc.	3,474,471
31,200	FMC Corp.	1,668,576
36,700	Scotts Miracle-Gro Co.	1,509,104

		13,417,125

Producer Manufacturing - 11.5%
31,600	AGCO Corp. *	1,445,068
40,125	AMETEK, Inc.	2,002,639
30,800	Cooper Industries, PLC	2,099,944
29,300	Cummins, Inc.	2,839,463
19,300	Flowserve Corp.	2,214,675
13,900	Precision Castparts Corp.	2,286,411
25,500	SPX Corp.	1,665,660

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
45,000	Trimble Navigation, Ltd. *	2,070,450

		16,624,310

Retail Trade - 10.0%
7,800	Bed Bath & Beyond, Inc. *	482,040
58,100	Dick’s Sporting Goods, Inc.	2,788,800
23,400	Lululemon Athletica, Inc. *	1,395,342
67,100	Macy’s, Inc.	2,304,885
18,300	Nordstrom, Inc.	909,327
87,800	TJX Cos., Inc.	3,769,254
30,000	Ulta Salon Cosmetics & Fragrance, Inc.	2,801,400

		14,451,048

Technology Services - 11.7%
47,100	ANSYS, Inc. *	2,972,481
21,200	Citrix Systems, Inc. *	1,779,528
38,300	Cognizant Technology Solutions Corp. *	2,298,000
49,700	Informatica Corp. *	2,105,292
3,000	priceline.com, Inc. *	1,993,560
7,500	Salesforce.com, Inc. *	1,036,950
31,000	Teradata Corp. *	2,232,310
27,500	Ultimate Software Group, Inc. *	2,450,800

		16,868,921

Quantity	Name of Issuer	Fair Value ($)
Transportation - 2.0%
24,100	CH Robinson Worldwide, Inc.	1,410,573
38,700	Expeditors International of Washington, Inc.	1,499,625

		2,910,198

Utilities - 1.8%
51,500	Calpine Corp. *	850,265
25,100	UGI Corp.	738,693
25,600	Wisconsin Energy Corp.	1,012,992

		2,601,950

Total Common Stocks (cost: $100,819,509)		142,260,941

Total Investments in Securities - 98.4% (cost: $100,819,509)		142,260,941
Other Assets and Liabilities, net 1.6%		2,340,212

Total Net Assets - 100.0%		$144,601,153

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	142,260,941	—	—	142,260,941

Total:	142,260,941	—	—	142,260,941

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2012	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($4.1 billion as of June 30, 2012).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +0.09% over the past twelve months. This compares to the -2.71% return for the Russell 2000® Growth Index and the -2.08% decline for the Russell 2000® Index.

Despite significant volatility from quarter to quarter, small cap stocks posted only modest declines generally over the past twelve months. Recent signs of slowing economic growth in the U.S., a clear deceleration in growth in emerging markets (particularly China), and ongoing turmoil in Europe were among the factors weighing on investor sentiment over the period. Insofar as these “macro” challenges will likely persist over the next several quarters, we believe there are two key elements of our portfolio strategy that can thrive in an environment of slow growth and continued market volatility. First and foremost, we believe a focus on companies with strong financial characteristics (e.g., low debt levels, strong free cash flow generation) will outperform the overall market, as “organic” growth becomes more challenging. These companies have the potential to create value for shareholders by repurchasing stock, increasing dividends or making accretive acquisitions. Second, we believe diversification is important during a period of economic and market volatility. Our research staff has identified growth opportunities in many diverse economic sectors, including technology, healthcare, manufacturing, finance and retail trade.

The Fund outperformed the Russell 2000® Growth Index over the past twelve months. Relative performance was positively impacted by stock selection in retail trade, energy minerals and producer manufacturing. Key winners in these sectors included Ulta Salon Cosmetics and Fragrance, Casey’s General Stores, Dick’s Sporting Goods, Brigham Exploration, Lincoln Electric and Trimble Navigation. Conversely, holdings in health services, industrial services and non-energy minerals negatively impacted returns over the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

In terms of individual stocks, Allscripts Healthcare Solutions, Carbo Ceramics, McDermott International, Stillwater Mining and Allegheny Technologies had the greatest negative impact on relative returns over the period.

Our research team remains committed and focused on identifying enduring investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit Small Cap Growth Fund	Russell 2000® Growth Index 1	Russell 2000® Index 2
One Year	0.09%	-2.71%	-2.08%
Five Year	1.81	1.99	0.54
Ten Year	7.62	7.39	7.00
Since Inception (7/1/94)	10.39	6.43	8.32

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1

Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2

Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/12:	$43.90 Per Share
Net Asset Value 6/30/11:	$43.86 Per Share
Total Net Assets:	$78.2 Million
Weighted Average Market Cap:	$4.8 Billion

TOP 10 HOLDINGS

1.	Ultimate Software Group, Inc.

2.	Alexion Pharmaceuticals, Inc.

3.	Amylin Pharmaceuticals, Inc.

4.	Casey’s General Stores, Inc.

5.	ANSYS, Inc.

6.	Concur Technologies, Inc.

7.	Monster Beverage Corp.

8.	Ulta Salon Cosmetics & Fragrance, Inc.

9.	Tupperware Brands Corp.

10.	Syntel, Inc.

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	29

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 96.1%
Commercial Services - 0.9%
7,200	Factset Research Systems, Inc.	669,168

Communications - 1.6%
11,650	SBA Communications Corp. *	664,632
23,900	TW Telecom, Inc. *	613,274

		1,277,906

Consumer Durables - 5.9%
11,400	Fossil, Inc. *	872,556
15,800	Polaris Industries, Inc.	1,129,384
19,100	Snap-On, Inc.	1,188,975
26,500	Tupperware Brands Corp.	1,451,140

		4,642,055

Consumer Non-Durables - 6.6%
65,400	Iconix Brand Group, Inc. *	1,142,538
21,800	Monster Beverage Corp. *	1,552,160
14,600	Schweitzer-Mauduit International, Inc.	994,844
15,500	True Religion Apparel, Inc.	449,190
49,200	Vera Bradley, Inc. *	1,037,136

		5,175,868

Consumer Services - 1.8%
16,000	Buffalo Wild Wings, Inc. *	1,386,240

Electronic Technology - 8.6%
62,700	Atmel Corp. *	420,090
69,500	Ciena Corp. *	1,137,715
4,400	F5 Networks, Inc. *	438,064
10,700	MICROS Systems, Inc. *	547,840
25,800	Rubicon Technology, Inc. *	263,160
46,900	Skyworks Solutions, Inc. *	1,283,653
15,800	Synaptics, Inc. *	452,354
23,200	Veeco Instruments, Inc. *	797,152
22,000	VeriFone Systems, Inc. *	727,980
26,100	Volterra Semiconductor Corp. *	612,045

		6,680,053

Energy Minerals - 2.4%
40,000	Gulfport Energy Corp. *	825,200
66,300	Northern Oil and Gas, Inc. *	1,056,822

		1,882,022

Finance - 7.7%
11,000	Affiliated Managers Group, Inc. *	1,203,950
13,800	Allied World Assurance Co. Holdings AG	1,096,686
23,300	Axis Capital Holdings, Ltd.	758,415
17,000	Signature Bank/New York NY *	1,036,490
12,650	Stifel Financial Corp. *	390,885

Quantity	Name of Issuer	Fair Value ($)
38,500	TCF Financial Corp.	441,980
34,300	Validus Holdings, Ltd.	1,098,629

		6,027,035

Health Services - 1.5%
37,700	Allscripts Healthcare Solutions, Inc. *	412,061
7,900	Stericycle, Inc. *	724,193

		1,136,254

Health Technology - 15.8%
18,700	Alexion Pharmaceuticals, Inc. *	1,856,910
57,200	Amylin Pharmaceuticals, Inc. *	1,614,756
15,600	Celgene Corp. *	1,000,896
11,000	Gen-Probe, Inc. *	904,200
11,400	Haemonetics Corp. *	844,854
2,450	Intuitive Surgical, Inc. *	1,356,786
15,200	NuVasive, Inc. *	385,472
18,400	PerkinElmer, Inc.	474,720
9,100	Techne Corp.	675,220
31,300	Thoratec Corp. *	1,051,054
21,000	Tornier NV *	470,820
13,900	United Therapeutics Corp. *	686,382
37,100	Volcano Corp. *	1,062,915

		12,384,985

Industrial Services - 6.2%
15,500	Atwood Oceanics, Inc. *	586,520
11,000	CARBO Ceramics, Inc.	844,030
27,400	Chicago Bridge & Iron Co. NV	1,040,104
9,800	Core Laboratories NV	1,135,820
11,700	Lufkin Industries, Inc.	635,544
20,900	Waste Connections, Inc.	625,328

		4,867,346

Non-Energy Minerals - 1.4%
6,750	Allegheny Technologies, Inc.	215,258
9,000	Haynes International, Inc.	458,460
50,600	Stillwater Mining Co. *	432,124

		1,105,842

Process Industries - 2.9%
6,400	CF Industries Holdings, Inc.	1,239,936
19,000	Olin Corp.	396,910
15,900	Scotts Miracle-Gro Co.	653,808

		2,290,654

Producer Manufacturing - 10.6%
23,400	AMETEK, Inc.	1,167,894
6,700	Anixter International, Inc.	355,435
21,200	Applied Industrial Technologies, Inc.	781,220
14,000	CLARCOR, Inc.	674,240
9,300	Esterline Technologies Corp. *	579,855
28,400	IDEX Corp.	1,107,032
18,500	Lincoln Electric Holdings, Inc.	810,115

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
23,000	Trimble Navigation, Ltd. *	1,058,230
10,000	Wabtec Corp.	780,100
24,500	Woodward Governor Co.	966,280

		8,280,401

Retail Trade - 7.4%
26,900	Casey’s General Stores, Inc.	1,586,831
19,000	Cato Corp.	578,740
28,600	Dick’s Sporting Goods, Inc.	1,372,800
12,100	Lululemon Athletica, Inc. *	721,523
16,000	Ulta Salon Cosmetics & Fragrance, Inc.	1,494,080

		5,753,974

Technology Services - 12.1%
25,000	ANSYS, Inc. *	1,577,750
7,900	Citrix Systems, Inc. *	663,126
22,800	Concur Technologies, Inc. *	1,552,680
28,800	Informatica Corp. *	1,219,968
17,600	Solera Holdings, Inc.	735,504
23,300	Syntel, Inc.	1,414,310
25,900	Ultimate Software Group, Inc. *	2,308,208

		9,471,546

Quantity	Name of Issuer	Fair Value ($)
Transportation - 1.4%
18,900	Hub Group, Inc. *	684,180
25,000	Knight Transportation, Inc.	399,750

		1,083,930

Utilities - 1.3%
19,700	Gas Natural, Inc.	198,970
6,300	ITC Holdings Corp.	434,133
13,100	UGI Corp.	385,533

		1,018,636

Total Common Stocks (cost: $57,235,618)		75,133,915

Total Investments in Securities - 96.1% (cost: $57,235,618)		75,133,915
Other Assets and Liabilities, net - 3.9%		3,068,385

Total Net Assets - 100.0%		$78,202,300

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	75,133,915	—	—	75,133,915

Total:	75,133,915	—	—	75,133,915

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

JUNE 30, 2012	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund, while down in absolute terms, outperformed the MSCI EAFE Growth Index for the twelve-month period ended June 30, 2012. The Fund declined -10.69% while the MSCI EAFE Growth Index fell -12.56%. The Fund garnered most of the outperformance in the first six months of 2012. The smaller weight in Asia and more defensive-type holdings led the outperformance. The news flow surrounding the financial crisis in Europe has most recently escalated, causing increased volatility. While we hope for improving economic data and positive earnings surprises, we believe that, given the recent mixed economic data, it will be more difficult for companies to beat earnings expectations.

The Fund’s modest overweight in the information technology sector along with the underweight position and good stock selection in the materials sector significantly contributed to the better relative performance. The energy sector also positively contributed to the Fund thanks to good stock selection and the overweight position. However, the consumer staples and automobile sectors adversely impacted the Fund.

On a country basis, the U.K. was the largest contributor to the Fund, led by excellent stock selection and the overweight position relative to the Index. Canada and Switzerland also helped, thanks to good stock selection and the overweight position in each country. Japan was the largest detractor to relative performance. While the decision to underweight Japan positively impacted the Fund, the slight strengthening of the yen relative to the U.S. dollar and less-than-stellar stock selection more than offset this allocation effect.

The Fund has a comparable weight in Europe relative to the Index. Within Europe, the Fund’s holdings are materially underweight in the euro area and overweight in the U.K. and Switzerland, both outside the euro area. Most of the European holdings have significant exposure to other developed and emerging markets rather than local European markets. While not completely sheltered from the European financial crisis, we believe the broad geographic exposure among the stocks held will help limit the potential impact from the crisis. The European holdings are comprised of global exporters, late-cyclical stocks, domestic-consumption securities, and companies with emerging markets exposure. We believe euro area banks will remain challenged in the longer term given higher capital requirements, increased

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

regulation, lower loan growth, and higher costs and are thus underweight euro area banks. In Asia, the Fund has a meaningful weight, but is modestly underweight the Index. While we believe China and the rest of Asia will be the engine of growth for the global economy, we are concerned that valuations were ahead of themselves and market volatility would impact the Asian markets more than other markets. In Asia ex-Japan, the Fund is exposed to basic material and consumer-related stocks. Consumer-related stocks should benefit from continued increased spending by the lower, middle, and upper classes, while basic material stocks should gain from continued development in the region. In Japan, the Fund is materially underweight, as the demographics remain unfavorable for future growth. Within that context, the Fund has broad exposure to global exporters and select domestic consumption stocks.

Roger J. Sit            Tasha M. Murdoff

Portfolio Managers

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2012

	Sit International Growth Fund	MSCI EAFE Growth Index 1	MSCI EAFE Index 2
One Year	-10.69%	-12.56%	-13.83%
Five Year	-5.38	-4.60	-6.10
Ten Year	3.02	4.91	5.14
Since Inception (11/1/91)	3.37	3.23	4.57

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.
2	MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	61.3%	62.3%
Asia	24.6%	37.1%
Other	10.8%	0.6%
Cash & Other Net Assets	3.3%	—

Based on total net assets as of June 30, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/12:	$13.29 Per Share
Net Asset Value 6/30/11:	$15.16 Per Share
Total Net Assets:	$19.3 Million
Weighted Average Market Cap:	$54.8 Billion

TOP 10 HOLDINGS

1.	Royal Dutch Shell, PLC, ADR

2.	BHP Billiton, Ltd.

3.	Diageo, PLC, ADR

4.	Nestle SA

5.	British American Tobacco, PLC

6.	Honda Motor Co., Ltd.

7.	Pearson, PLC, ADR

8.	Centrica, PLC

9.	GlaxoSmithKline, PLC, ADR

10.	Syngenta AG

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	33

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 96.7%
Africa/Middle East - 2.2%
Israel - 1.1%
5,100	Teva Pharmaceutical Industries, Ltd., ADR	201,144

South Africa - 1.1%
5,100	Sasol, Ltd., ADR	216,495

Asia - 24.6%
Australia - 6.8%
7,700	Australia & New Zealand Banking Group, Ltd.	175,407
20,475	BHP Billiton, Ltd.	666,919
4,800	Rio Tinto, PLC, ADR	229,488
2,200	Westpac Banking Corp., ADR	239,382

		1,311,196

China/Hong Kong - 4.9%
33,950	HSBC Holdings, PLC	300,358
12,400	HSBC Holdings, PLC	109,266
13,200	New Oriental Education & Tech. Group, ADR *	323,400
10,225	Standard Chartered, PLC	222,117

		955,141

Japan - 10.5%
47,000	Daicel Corp.	289,124
1,200	Fanuc, Ltd.	197,257
15,300	Honda Motor Co., Ltd.	533,902
16,400	Komatsu, Ltd.	391,490
17,000	Kubota Corp.	157,104
5,400	Makita Corp.	189,429
1,500	SMC Corp.	260,067

		2,018,373

South Korea - 2.4%
775	Hyundai Mobis	187,857
525	Samsung Electronics Co., Ltd., GDR	275,615

		463,472

Europe - 61.3%
France - 6.6%
7,525	BNP Paribas	290,125
3,930	Dassault Systemes SA	368,720
7,850	Ingenico	381,085
3,450	Schlumberger, Ltd.	223,940

		1,263,870

Germany - 5.6%
3,925	Adidas AG	281,336
2,550	Allianz SE	256,492
2,485	Muenchener Rueckver	350,645
835	Rational AG	199,029

		1,087,502

Quantity	Name of Issuer	Fair Value ($)
Ireland - 1.9%
6,800	Covidien, PLC	363,800

Italy - 0.7%
4,000	Tenaris SA, ADR	139,879

Netherlands - 2.5%
5,400	ASML Holding NV	277,668
29,400	ING Groep NV *	197,101

		474,769

Norway - 1.7%
9,400	Seadrill, Ltd.	333,888

Spain - 1.8%
3,387	Inditex SA	350,099

Sweden - 1.9%
3,300	Autoliv, Inc.	180,377
1,950	Millicom International Cellular SA, SDR	184,033

		364,410

Switzerland - 14.1%
1,550	Kuehne & Nagel International	164,212
10,220	Nestle SA	609,908
5,260	Novartis AG	294,094
2,215	Roche Holding AG	382,604
256	SGS SA	479,992
2,615	Sulzer AG	310,039
1,410	Syngenta AG	482,679

		2,723,528

United Kingdom - 24.5%
11,220	British American Tobacco, PLC	570,423
12,565	Burberry Group, PLC	261,613
104,450	Centrica, PLC	522,244
6,400	Diageo, PLC, ADR	659,648
11,075	GlaxoSmithKline, PLC, ADR	504,688
26,700	Pearson, PLC, ADR	529,995
8,950	Reckitt Benckiser Group, PLC	473,069
11,200	Royal Dutch Shell, PLC, ADR	783,216
28,500	Tesco, PLC	138,505
102,775	Vodafone Group, PLC	288,875

		4,732,276

Latin America - 2.2%
Argentina - 0.7%
1,825	MercadoLibre, Inc.	138,335

Brazil - 1.0%
4,100	AGCO Corp. *	187,493

Peru - 0.5%
3,100	Southern Copper Corp.	97,696

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
North America - 6.4%
Bermuda - 1.7%
4,375	PartnerRe, Ltd.	331,056

Canada - 4.7%
2,400	Canadian National Railway Co.	202,512
2,350	Lululemon Athletica, Inc. *	140,130
9,300	Rogers Communications, Inc.	336,753
4,300	Royal Bank of Canada	220,246

		899,641

Total Common Stocks (cost: $16,069,780)		18,654,063

Total Investments in Securities - 96.7% (cost: $16,069,780)		18,654,063
Other Assets and Liabilities, net - 3.3%		642,034

Total Net Assets - 100.0%		$19,296,097

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.

JUNE 30, 2012	35

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	138,335	—	—	138,335
Australia	468,870	842,326	—	1,311,196
Bermuda	331,056	—	—	331,056
Brazil	187,493	—	—	187,493
Canada	899,641	—	—	899,641
China/Hong Kong	323,400	631,741	—	955,141
France	223,940	1,039,930	—	1,263,870
Germany	—	1,087,502	—	1,087,502
Ireland	363,800	—	—	363,800
Israel	201,144	—	—	201,144
Italy	139,879	—	—	139,879
Japan	—	2,018,373	—	2,018,373
Netherlands	277,668	197,101	—	474,769
Norway	333,888	—	—	333,888
Peru	97,696	—	—	97,696
South Africa	216,495	—	—	216,495
South Korea	275,615	187,857	—	463,472
Spain	—	350,099	—	350,099
Sweden	180,377	184,033	—	364,410
Switzerland	—	2,723,528	—	2,723,528
United Kingdom	2,477,547	2,254,729	—	4,732,276

Total:	7,136,844	11,517,219	—	18,654,063

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2012	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index, falling -16.29% versus a decline of -18.22% for the Index. The relative outperformance was gained in the last six months of 2011. The increased market headwinds and volatility hurt relative performance in the first six months of 2012. The Fund’s tilt towards consumption-related stocks in Latin America and China in the first half of 2012 had an adverse impact on performance. The slowdowns, thus far, in China and LatinAmerica have dragged global equity markets lower, particularly emerging market and emerging market related stocks.

The industrial sector significantly contributed to the relative outperformance, as a Latin American agriculture company (AGCO Corp.) and diversified South African security (Bidvest Group) performed quite well. The Asian utilities also meaningfully added to the relative outperformance, as more defensive-type stocks outperformed in the volatile market environment. However, the telecommunications sector adversely impacted relative performance due to the underperformance of a Chinese telecom company (China Unicom). Information technology securities also took away from the relative outperformance, almost entirely due to stock selection.

While China and Latin American stocks were the largest detractors from relative performance for the first six months of 2012, they contributed meaningfully in the last six months of 2011. For the twelve-month period, LatinAmerican stocks were the top contributing region, due both to the overweight position and good stock selection. Within Latin America, Brazil had the largest positive contribution, almost entirely due to positive stock selection, while Mexican stocks took away some of the positive performance, also due to stock selection. Asian stocks were neutral for the same period, as negative stock selection was offset by the slight underweight position and positive currency effect. In Asia, South Korea had the most positive relative impact given the underweight position and good stock selection. Conversely, Malaysia detracted from relative performance as the Fund has no exposure there and the country performed well.

The emerging markets portfolio is highly exposed to basic material and consumer-related stocks. Consumer-related stocks should benefit from the resumption of spending by the lower, middle, and upper classes, while basic material stocks should gain from continued development in emerging markets. Energy- related securities should also benefit as the demand for oil and gas increase given the move towards

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

a more industrialized nation in China, Latin America and, to a lesser extent, in India. We believe automobile ownership will continue to increase in China. We remain underweighted in Chinese banks due to tightening concerns and asset quality concerns.We believe the demand for energy and commodities will be strong and thus lead to stronger pricing. The higher energy and commodity prices should again contribute to growth in Latin America and entice the consumer to spend. In Eastern Europe, Africa, and the Middle East, the Fund has a relatively small weight. We believe there are better growth prospects elsewhere in the world. In this uncertain market environment, the Fund continues to hold companies with strong, experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2012

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index 1	MSCI Emerging Markets Growth Index 2
One Year	-16.29%	-18.22%	-18.01%
Five Year	-2.79	-2.42	-3.50
Ten Year	10.47	11.35	10.23
Since Inception	4.50	3.80	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.
2	MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION—BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	55.2%	59.9%
Latin America	31.3%	22.1%
Africa/Middle East	8.4%	8.3%
Europe	3.0%	9.7%
Cash & Other Net Assets	2.1%	—

Based on total net assets as of June 30, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/12:	$17.70 Per Share
Net Asset Value 6/30/11:	$23.24 Per Share
Total Net Assets:	$11.6 Million
Weighted Average Market Cap:	$37.5 Billion

TOP 10 HOLDINGS

1. Samsung Electronics Co., Ltd.

2. Cia de Bebidas das Americas, ADR

3. Vale SA, ADR

4. BHP Billiton, Ltd., ADR

5. CNOOC, Ltd., ADR

6. Bangkok Bank PCL

7. Banco Bradesco SA

8. Shinhan Financial Group Co., Ltd.

9. Petrobras

10. New Oriental Education & Tech. Group, ADR

Based on total net assets as of June 30, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2012. Subject to change.

JUNE 30, 2012	39

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.9%
Africa/Middle East - 8.4%
Israel - 1.0%
3,200	NICE Systems, Ltd., ADR *	117,120

South Africa - 7.4%
7,880	Bidvest Group, Ltd.	175,958
10,700	MTN Group, Ltd.	185,289
4,280	Naspers, Ltd.	228,605
6,200	Sasol, Ltd., ADR	263,190

		853,042

Asia - 55.2%
Australia - 5.1%
5,900	BHP Billiton, Ltd., ADR	385,270
3,600	Rio Tinto, Ltd.	211,345

		596,615

China/Hong Kong - 21.8%
1,150	Baidu, Inc., ADR *	132,227
159,000	Belle International Holdings, Ltd.	272,392
31,000	China Mengniu Dairy Co., Ltd.	82,088
100,000	China Oilfield Services, Ltd.	145,213
49,500	China Shenhua Energy Co., Ltd.	175,146
4,500	China Unicom Hong Kong, Ltd., ADR	56,475
1,850	CNOOC, Ltd., ADR	372,312
106,000	Daphne International Holdings, Ltd.	108,146
36,000	ENN Energy Holdings, Ltd.	127,081
23,000	Hengan International Group Co., Ltd.	224,047
2,600	Home Inns & Hotels Management, Inc., ADR *	58,916
11,300	New Oriental Education & Tech. Group, ADR *	276,850
58,000	PetroChina Co., Ltd.	75,067
6,900	Tencent Holdings, Ltd.	203,766
149,000	Travelsky Technology, Ltd.	77,673
123,000	Want Want China Holdings, Ltd.	152,107

		2,539,506

India - 2.3%
5,100	ICICI Bank, Ltd., ADR	165,291
4,000	Reliance Industries, Ltd., GDR [4]	105,719

		271,010

Indonesia - 2.3%
362,000	Astra International Tbk PT	266,866

Philippines - 1.3%
254,900	Manila Water Co., Inc.	148,458

Singapore - 0.8%
8,000	DBS Group Holdings, Ltd.	88,366

Quantity	Name of Issuer	Fair Value ($)
South Korea - 14.6%
16,645	Cheil Worldwide, Inc.	265,863
760	E-Mart Co., Ltd.	166,817
700	Hyundai Mobis	169,677
9,007	Industrial Bank of Korea	101,500
1,100	POSCO, ADR	88,484
570	Samsung Electronics Co., Ltd.	603,623
8,500	Shinhan Financial Group Co., Ltd.	297,989

		1,693,953

Taiwan - 4.0%
56,053	Cathay Financial Holding Co., Ltd. *	55,623
23,600	Hon Hai Precision Industry Co., Ltd., GDR	143,083
95,482	Taiwan Semiconductor Co. *	261,379

		460,085

Thailand - 3.0%
53,400	Bangkok Bank PCL	351,155

Europe - 3.0%
Russia - 1.5%
18,550	Gazprom OAO, ADR *	176,219

Sweden - 1.5%
1,875	Millicom International Cellular SA, SDR	176,955

Latin America - 31.3%
Argentina - 1.0%
1,500	MercadoLibre, Inc.	113,700

Brazil - 22.3%
6,300	AES Tiete SA	89,709
5,025	AGCO Corp. *	229,793
13,000	Arcos Dorados Holdings, Inc.	192,140
21,477	Banco Bradesco SA	318,546
4,500	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	179,955
12,700	Cia de Bebidas das Americas, ADR	486,791
6,800	Embraer SA, ADR	180,404
31,000	Petrobras	280,443
8,250	Telefonica Brasil SA, ADR	204,105
22,100	Vale SA, ADR	438,685

		2,600,571

Chile - 2.1%
3,100	Banco Santander Chile, ADR	240,219

Mexico - 3.9%
10,600	America Movil SAB de CV, ADR	276,236
3,000	Grupo Televisa SA, ADR	64,440
44,200	Wal-Mart de Mexico	118,256

		458,932

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
Peru - 2.0%
7,350	Southern Copper Corp.	231,601

Total Common Stocks (cost: $8,397,080)		11,384,373

Total Investments in Securities - 97.9% (cost: $8,397,080)		11,384,373
Other Assets and Liabilities, net - 2.1%		249,722

Total Net Assets - 100.0%		$11,634,095

*	Non-income producing security.
[4]

144A Restricted Security. The total value of such security as of June 30, 2012 was $105,719 and represented 0.9% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.

JUNE 30, 2012	41

SCHEDULE OF INVESTMENTS

June 30, 2012

Sit Development Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2012 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	113,700	—	—	113,700
Australia	385,270	211,345	—	596,615
Brazil	2,600,571	—	—	2,600,571
Chile	240,219	—	—	240,219
China/Hong Kong	896,780	1,642,726	—	2,539,506
India	271,010	—	—	271,010
Indonesia	—	266,866	—	266,866
Israel	117,120	—	—	117,120
Mexico	458,932	—	—	458,932
Peru	231,601	—	—	231,601
Philippines	—	148,458	—	148,458
Russia	—	176,219	—	176,219
Singapore	—	88,366	—	88,366
South Africa	263,190	589,852	—	853,042
South Korea	88,484	1,605,469	—	1,693,953
Sweden	—	176,955	—	176,955
Taiwan	—	460,085	—	460,085
Thailand	—	351,155	—	351,155

	5,666,877	5,717,496	—	11,384,373

Total:	5,666,877	5,717,496	—	11,384,373

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2012	43

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$9,251,143	$643,442,883	$11,697,821

Investments in securities, at fair value - see accompanying schedule for detail	$11,123,811	$689,855,553	$12,609,356
Cash in bank on demand deposit	634,270	35,282,453	598,572
Accrued interest and dividends receivable.	44,112	974,613	35,892
Receivable for investment securities sold	28,927	2,486,593	—
Other receivables (note 5)	—	—	—
Receivable for Fund shares sold	—	7,655,611	700

Total assets	11,831,120	736,254,823	13,244,520

LIABILITIES
Payable for investment securities purchased	—	14,679,799	202,295
Payable for Fund shares redeemed.	—	458,132	—
Cash portion of dividends payable to shareholders	—	89	—
Accrued investment management fees and advisory fees	9,646	552,069	12,317
Accrued 12b-1 fees (Class S)	—	19,955	521

Total liabilities	9,646	15,710,044	215,133

Net assets applicable to outstanding capital stock	$11,821,474	$720,544,779	$13,029,387

Net assets consist of:
Capital (par value and paid-in surplus)	$10,679,530	$669,904,525	$12,061,254
Undistributed (distributions in excess of) net investment income	47,269	2,740,097	66,928
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(777,993)	1,487,487	(9,967)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,872,668	46,412,670	911,172

	$11,821,474	$720,544,779	$13,029,387

Outstanding shares:
Common Shares (Class I) *	696,795	43,933,128	830,054

Common Shares (Class S) *	—	7,175,353	208,041

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$11,821,474	$619,666,625	$10,420,694

Common Shares (Class S) *	—	100,878,154	2,608,693

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$16.97	$14.10	$12.55

Common Shares (Class S) *	—	$14.06	$12.54

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$191,759,350	$100,819,509	$57,235,618	$16,069,780	$8,397,080

$251,343,869	$142,260,941	$75,133,915	$18,654,063	$11,384,373
3,086,024	2,378,305	3,171,649	321,036	268,692
303,016	108,495	23,212	95,951	25,987
—	—	—	—	—
—	—	—	275,505	—
85,642	6,986	1,110	—	308

254,818,551	144,754,727	78,329,886	19,346,555	11,679,360

—	—	—	—	—
338,156	442	33,567	22,769	26,227
—	—	—	2	—
224,040	153,132	94,019	27,687	19,038
—	—	—	—	—

562,196	153,574	127,586	50,458	45,265

$254,256,355	$144,601,153	$78,202,300	$19,296,097	$11,634,095

$196,035,352	$99,976,155	$65,960,269	$20,849,191	$7,970,221
813,688	—	—	235,943	24,492
(2,177,204)	3,183,566	(5,656,266)	(4,370,754)	652,126
59,584,519	41,441,432	17,898,297	2,581,717	2,987,256

$254,256,355	$144,601,153	$78,202,300	$19,296,097	$11,634,095

5,583,882	9,169,110	1,781,474	1,451,447	657,357

—	—	—	—	—

$254,256,355	$144,601,153	$78,202,300	$19,296,097	$11,634,095

—	—	—	—	—

$45.53	$15.77	$43.90	$13.29	$17.70

—	—	—	—	—

JUNE 30, 2012	45

STATEMENTS OF OPERATIONS

Year Ended June 30, 2012

	Sit Balanced	Sit Dividend Growth	Sit Global Dividend Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$131,075	$13,962,308	$323,203
Interest	173,538	65	1

Total income	304,613	13,962,373	323,204

Expenses (note 4):
Investment management and advisory service fee	110,699	4,999,391	125,549
12b-1 fees (Class S)	—	190,930	5,186

Total expenses	110,699	5,190,321	130,735

Net investment income (loss)	193,914	8,772,052	192,469

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	291,129	4,527,727	(12,791)
Net realized gain (loss) on foreign currency transactions	—	—	15

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,485	13,514,965	(308,151)

Net gain (loss) on investments	305,614	18,042,692	(320,927)

Net increase (decrease) in net assets resulting from operations	$499,528	$26,814,744	($128,458)

* Foreign taxes withheld on dividends received	$489	$48,511	$9,504

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth	Sit Mid Cap Growth	Sit Small Cap Growth	Sit International Growth	Sit Developing Markets Growth
Fund	Fund	Fund	Fund	Fund

$4,697,287	$1,353,536	$527,928	$641,851	$283,233
26	20	8	—	1

4,697,313	1,353,556	527,936	641,851	283,234

2,919,514	1,834,155	1,158,274	308,551	247,334
—	—	—	—	—

2,919,514	1,834,155	1,158,274	308,551	247,334

1,777,799	(480,599)	(630,338)	333,300	35,900

27,810,923	6,985,144	6,595,004	(38,123)	676,584
—	—	—	1,760	(3,474)

(22,004,874)	(8,630,862)	(8,427,070)	(3,006,587)	(3,117,392)

5,806,049	(1,645,718)	(1,832,066)	(3,042,950)	(2,444,282)

$7,583,848	($2,126,317)	($2,462,404)	($2,709,650)	($2,408,382)

$11,709	$1,093	$2,413	$44,667	$25,672

JUNE 30, 2012	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011
Operations:
Net investment income (loss)	$193,914	$196,042	$8,772,052	$2,922,528
Net realized gain (loss) on investments and foreign currency transactions	291,129	259,850	4,527,727	3,665,498
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,485	1,429,713	13,514,965	33,423,934

Net increase (decrease) in net assets resulting from operations	499,528	1,885,605	26,814,744	40,011,960

Distributions from:
Net investment income
Common shares (Class I)	(167,000)	(220,001)	(6,136,804)	(1,576,972)
Common shares (Class S)	—	—	(947,200)	(394,029)
Net realized gains on investments
Common shares (Class I)	—	—	(2,673,682)	—
Common shares (Class S)	—	—	(539,573)	—

Total distributions	(167,000)	(220,001)	(10,297,259)	(1,971,001)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	835,851	563,638	386,618,169	285,199,007
Common shares (Class S)	—	—	57,987,284	29,799,433
Capital share proceeds (note 5)	—	—	—	—
Reinvested distributions
Common shares (Class I)	165,623	218,217	2,714,201	755,122
Common shares (Class S)	—	—	1,479,873	393,299
Payments for shares redeemed
Common shares (Class I)	(662,941)	(1,846,872)	(111,475,601)	(26,676,725)
Common shares (Class S)	—	—	(17,633,797)	(7,497,899)

Increase (decrease) in net assets from capital transactions.	338,533	(1,065,017)	319,690,129	281,972,237

Total increase (decrease) in net assets	671,061	600,587	336,207,614	320,013,196

Net assets:
Beginning of period	11,150,413	10,549,826	384,337,165	64,323,969

End of period *	$11,821,474	$11,150,413	$720,544,779	$384,337,165

Capital transactions in shares:
Sold
Common shares (Class I)	50,113	35,186	28,454,189	21,928,647
Common shares (Class S)	—	—	4,335,020	2,260,496
Reinvested distributions
Common shares (Class I)	10,185	14,144	206,662	60,038
Common shares (Class S)	—	—	113,481	31,617
Redeemed
Common shares (Class I)	(40,716)	(116,291)	(8,316,466)	(2,107,311)
Common shares (Class S)	—	—	(1,331,075)	(581,199)

Net increase (decrease)	19,582	(66,961)	23,461,811	21,592,288

* includes undistributed net investment income (loss)	$47,269	$21,559	$2,740,097	$1,154,505

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2012	Year Ended June 30, 2011

$192,469	$88,106	$1,777,799	$2,222,632	($480,599)	($682,247)
(12,776)	149,909	27,810,923	16,383,200	6,985,144	9,559,375
(308,151)	1,019,265	(22,004,874)	82,886,395	(8,630,862)	38,339,256

(128,458)	1,257,280	7,583,848	101,492,227	(2,126,317)	47,216,384

(136,621)	(55,448)	(2,117,000)	(2,300,000)	—	—
(30,379)	(12,552)	—	—	—	—

(90,583)	(35,832)	—	—	—	—
(23,745)	(11,279)	—	—	—	—

(281,328)	(115,111)	(2,117,000)	(2,300,000)	—	—

3,330,147	4,339,721	24,201,382	33,666,154	5,259,839	6,380,037
1,310,129	293,993	—	—	—	—
—	—	—	—	—	2,188

224,872	85,993	2,015,056	2,229,695	—	—
54,094	23,818	—	—	—	—

(598,820)	(311,304)	(142,471,528)	(177,402,967)	(23,820,050)	(18,568,538)
(158,928)	(10,601)	—	—	—	—

4,161,494	4,421,620	(116,255,090)	(141,507,118)	(18,560,211)	(12,186,313)

3,751,708	5,563,789	(110,788,242)	(42,314,891)	(20,686,528)	35,030,071

9,277,679	3,713,890	365,044,597	407,359,488	165,287,681	130,257,610

$13,029,387	$9,277,679	$254,256,355	$365,044,597	$144,601,153	$165,287,681

268,737	336,133	540,919	841,449	330,880	427,046
107,366	23,061	—	—	—	—

18,743	7,107	49,486	53,151	—	—
4,537	1,974	—	—	—	—

(48,310)	(24,351)	(3,311,258)	(4,313,565)	(1,571,151)	(1,273,523)
(12,884)	(820)	—	—	—	—

338,189	343,104	(2,720,853)	(3,418,965)	(1,240,271)	(846,477)

$66,928	$42,402	$813,688	$1,152,889	—	—

JUNE 30, 2012	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$(630,338)	$(710,137)	$333,300	$269,368
Net realized gain on investments and foreign currency transactions	6,595,004	5,818,321	(36,363)	1,553,994
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(8,427,070)	18,521,998	(3,006,587)	4,265,504

Net increase (decrease) in net assets resulting from operations	(2,462,404)	23,630,182	(2,709,650)	6,088,866

Distributions from:
Net investment income
Common shares (Class I)	—	—	(348,000)	(215,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(348,000)	(215,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	4,473,100	20,574,826	558,305	659,523
Capital share proceeds (note 5)	—	14,142	—	114,003
Reinvested distributions
Common shares (Class I)	—	—	344,445	212,964
Payments for shares redeemed
Common shares (Class I)	(18,552,516)	(9,322,805)	(3,371,988)	(2,623,522)

Increase (decrease) in net assets from capital transactions .	(14,079,416)	11,266,163	(2,469,238)	(1,637,032)

Total increase (decrease) in net assets	(16,541,820)	34,896,345	(5,526,888)	4,236,834
Net assets:
Beginning of period	94,744,120	59,847,775	24,822,985	20,586,151

End of period*	$78,202,300	$94,744,120	$19,296,097	$24,822,985

Capital transactions in shares:
Sold
Common shares (Class I)	104,438	484,884	42,488	43,420
Reinvested distributions
Common shares (Class I)	—	—	28,187	15,114
Redeemed
Common shares (Class I)	(483,086)	(235,906)	(257,048)	(184,894)

Net increase (decrease)	(378,648)	248,978	(186,373)	(126,360)

*includes undistributed net investment income (loss)	—	—	$235,943	$248,883

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Developing Markets Growth Fund
Year Ended	Year Ended
June 30,	June 30,
2012	2011

$35,900	$24,691
673,110	1,076,174
(3,117,392)	2,547,316

(2,408,382)	3,648,181

(36,001)	(10,903)

(956,672)	(469,086)

(992,673)	(479,989)

1,890,676	2,891,484
—	—

977,185	474,459

(3,252,391)	(5,157,147)

(384,530)	(1,791,204)

(3,785,585)	1,376,988

15,419,680	14,042,692

$11,634,095	$15,419,680

103,103	128,031

56,616	20,683

(165,992)	(224,006)

(6,273)	(75,292)

$24,492	$28,067

JUNE 30, 2012	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$16.47	$14.18	$12.96	$16.32	$16.93

Operations:
Net investment income [1]	0.29	0.27	0.35	0.41	0.38
Net realized and unrealized gains (losses) on investments	0.46	2.32	1.24	(3.32)	(0.66)

Total from operations	0.75	2.59	1.59	(2.91)	(0.28)

Distributions to Shareholders:
From net investment income	(0.25)	(0.30)	(0.37)	(0.45)	(0.33)

Net Asset Value:
End of period	$16.97	$16.47	$14.18	$12.96	$16.32

Total investment return [2]	4.61%	18.46%	12.33%	(17.84)%	(1.72)%

Net assets at end of period (000’s omitted)	$11,821	$11,150	$10,550	$10,349	$12,939

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.75%	1.75%	2.44%	3.12%	2.22%
Portfolio turnover rate (excluding short-term securities)	47.01%	40.84%	46.79%	30.26%	54.96%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Years Ended June 30,
Class I	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$13.91	$10.64	$9.60	$13.11	$14.42

Operations:
Net investment income [1]	0.24	0.21	0.19	0.23	0.23
Net realized and unrealized gains (losses) on investments	0.26	3.23	1.03	(3.09)	(0.63)

Total from operations	0.50	3.44	1.22	(2.86)	(0.40)

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.21)	(0.17)	(0.18)	(0.26)	(0.22)
From net realized gains	(0.10)	—	—	(0.39)	(0.69)

Total distributions	(0.31)	(0.17)	(0.18)	(0.65)	(0.91)

Net Asset Value:
End of period	$14.10	$13.91	$10.64	$9.60	$13.11

Total investment return [3]	3.76%	32.58%	12.71%	(21.59)%	(3.06)%

Net assets at end of period (000’s omitted)	$619,667	$328,057	$39,430	$28,305	$41,239
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.79%	1.59%	1.70%	2.35%	1.68%
Portfolio turnover rate (excluding short-term securities) [5]	26.84%	14.67%	31.84%	69.10%	38.86%

	Years Ended June 30,
Class S	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$13.87	$10.61	$9.58	$13.08	$14.39

Operations:
Net investment income [1]	0.21	0.17	0.16	0.21	0.20
Net realized and unrealized gains (losses) on investments	0.26	3.23	1.02	(3.09)	(0.63)

Total from operations	0.47	3.40	1.18	(2.88)	(0.43)

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.14)	(0.15)	(0.23)	(0.19)
From net realized gains	(0.10)	—	—	(0.39)	(0.69)

Total distributions	(0.28)	(0.14)	(0.15)	(0.62)	(0.88)

Net Asset Value:
End of period	$14.06	$13.87	$10.61	$9.58	$13.08

Total investment return [3]	3.53%	32.27%	12.37%	(21.79%)	(3.27%)

Net assets at end of period (000’s omitted)	$100,878	$56,280	$24,894	$15,730	$14,300
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.54%	1.34%	1.45%	2.10%	1.43%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	The portfolio turnover rate presented is for the entire Fund.

JUNE 30, 2012	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Years Ended June 30,			Nine Months Ended June 30,
Class I	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$13.26	$10.41	$9.70	$10.00

Operations:
Net investment income [1]	0.24	0.20	0.17	0.15
Net realized and unrealized gains (losses) on investments	(0.58)	2.95	0.68	(0.36)

Total from operations	(0.34)	3.15	0.85	(0.21)

Distributions to Shareholders:
From net investment income	(0.22)	(0.17)	(0.14)	(0.09)
From net realized gains	(0.15)	(0.13)	—	—

Total distributions	(0.37)	(0.30)	(0.14)	(0.09)

Net Asset Value:
End of period	$12.55	$13.26	$10.41	$9.70

Total investment return [2]	(2.44)%	30.55%	8.79%	(2.06)%[3]

Net assets at end of period (000’s omitted)	$10,421	$7,834	$2,832	$2,290
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%
Net investment income	1.97%	1.57%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities) [5]	26.65%	21.84%	21.60%	17.69%[3]

	Years Ended June 30,			Nine Months Ended June 30,
Class S	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$13.24	$10.40	$9.70	$10.00

Operations:
Net investment income [1]	0.21	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	(0.57)	2.95	0.68	(0.36)

Total from operations	(0.36)	3.11	0.82	(0.23)

Distributions to Shareholders:
From net investment income	(0.19)	(0.14)	(0.12)	(0.07)
From net realized gains	(0.15)	(0.13)	—	—

Total distributions	(0.34)	(0.27)	(0.12)	(0.07)

Net Asset Value:
End of period	$12.54	$13.24	$10.40	$9.70

Total investment return [2]	(2.60%)	30.17%	8.47%	(2.18%)[3]

Net assets at end of period (000’s omitted)	$2,608	$1,444	$882	$740
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%
Net investment income	1.72%	1.32%	1.23%	2.05%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[3]	Not annualized.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	The portfolio turnover rate presented is for the entire Fund.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

		Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$43.96	$34.75	$32.42	$43.41	$43.99

Operations:
Net investment income [1]	0.26	0.22	0.22	0.28	0.20
Net realized and unrealized gains (losses) on investments	1.63	9.21	2.33	(11.06)	(0.65)

Total from operations	1.89	9.43	2.55	(10.78)	(0.45)

Redemption fees	— [2]	— [2]	— [2]	0.01	— [2]

Distributions to Shareholders:
From net investment income	(0.32)	(0.22)	(0.22)	(0.22)	(0.13)

Net Asset Value:
End of period	$45.53	$43.96	$34.75	$32.42	$43.41

Total investment return [3]	4.39%	27.18%	7.80%	(24.77%)	(1.03%)

Net assets at end of period (000’s omitted)	$254,256	$365,045	$407,359	$324,071	$287,695

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.61%	0.54%	0.58%	0.85%	0.46%
Portfolio turnover rate (excluding short-term securities)	15.06%	25.36%	15.93%	27.98%	21.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2012	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

		Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$15.88	$11.57	$9.90	$14.83	$15.71

Operations:
Net investment loss [1]	(0.05)	(0.06)	(0.05)	(0.03)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.06)	4.37	1.72	(4.81)	(0.31)

Total from operations	(0.11)	4.31	1.67	(4.84)	(0.38)

Capital share proceeds	—	— [2,3]	—	—	—

Redemption fees [3]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	—	—	—	(0.09)	(0.50)

Net Asset Value:
End of period	$15.77	$15.88	$11.57	$9.90	$14.83

Total investment return [4]	(0.69%)	37.25%[5]	16.87%	(32.51)%	(2.63)%

Net assets at end of period (000’s omitted)	$144,601	$165,288	$130,258	$127,477	$210,880

Ratios: 6, [7]
Expenses (without waiver)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.25%	1.20%	1.15%	1.15%	1.15%
Net investment loss (without waiver)	(0.33)%	(0.49)%	(0.52)%	(0.40)%	(0.52)%
Net investment loss (with waiver)	(0.33)%	(0.44)%	(0.42)%	(0.30)%	(0.42)%
Portfolio turnover rate (excluding short-term securities)	16.23%	26.98%	20.39%	18.07%	34.61%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

		Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$43.86	$31.32	$25.89	$37.44	$40.14

Operations:
Net investment loss [1]	(0.34)	(0.36)	(0.24)	(0.16)	(0.37)
Net realized and unrealized gains (losses) on investments	0.38	12.89	5.67	(11.39)	(2.33)

Total from operations	0.04	12.53	5.43	(11.55)	(2.70)

Capital share proceeds	—	0.01 [2]	—	—	—

Redemption fees [3]	—	—	—	—	—

Net Asset Value:
End of period	$43.90	$43.86	$31.32	$25.89	$37.44

Total investment return [4]	0.09%	40.04%[5]	20.97%	(30.85%)	(6.73%)

Net assets at end of period (000’s omitted)	$78,202	$94,744	$59,848	$58,352	$93,527

Ratios: [6]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.82%)	(0.91%)	(0.80%)	(0.61%)	(0.93%)
Portfolio turnover rate (excluding short-term securities)	22.32%	30.33%	22.41%	26.19%	37.20%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2012	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

		Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$15.16	$11.67	$10.90	$17.80	$18.70

Operations:
Net investment income [1]	0.22	0.16	0.11	0.13	0.15
Net realized and unrealized gains (losses) on investments	(1.86)	3.39	0.65	(6.95)	(0.85)

Total from operations	(1.64)	3.55	0.76	(6.82)	(0.70)

Capital share proceeds	—	0.07 [2]	0.13 [2]	0.10 [2]	—

Redemption fees [3]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.23)	(0.13)	(0.12)	(0.18)	(0.20)

Net Asset Value:
End of period	$13.29	$15.16	$11.67	$10.90	$17.80

Total investment return [4]	(10.69%)	31.08%[5]	8.10%[5]	(37.71%)[5]	(3.82%)

Net assets at end of period (000’s omitted)	$19,296	$24,823	$20,586	$21,009	$37,714
Ratios: 6, [7]
Expenses (without waiver)	1.50%	1.61%	1.85%	1.85%	1.85%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	1.62%	1.01%	0.50%	0.74%	0.43%
Net investment income (with waiver)	1.62%	1.12%	0.85%	1.09%	0.78%
Portfolio turnover rate (excluding short-term securities)	27.82%	35.95%	25.09%	33.12%	16.83%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

		Years Ended June 30,
	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$23.24	$19.00	$16.13	$25.97	$24.94

Operations:
Net investment income (loss) [1]	0.06	0.03	0.01	0.04	(0.07)
Net realized and unrealized gains (losses) on investments	(3.89)	4.90	2.90	(9.15)	1.40

Total from operations	(3.83)	4.93	2.91	(9.11)	1.33

Capital share proceeds	—	—	—	0.09 [2]	—

Redemption fees	— [3]	—	— [3]	—	0.01

Distributions to Shareholders:
From net investment income	(0.06)	(0.02)	(0.04)	—	(0.04)
From net realized gains	(1.65)	(0.67)	—	(0.82)	(0.27)

Total distributions	(1.71)	(0.69)	(0.04)	(0.82)	(0.31)

Net Asset Value:
End of period	$17.70	$23.24	$19.00	$16.13	$25.97

Total investment return [4]	(16.29%)	25.95%	18.05%	(33.73%)[5]	5.26%

Net assets at end of period (000’s omitted)	$11,634	$15,420	$14,043	$13,203	$23,195

Ratios: [6]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	0.29%	0.15%	0.06%	0.24%	(0.27%)
Portfolio turnover rate (excluding short-term securities)	22.56%	19.14%	19.90%	13.56%	9.40%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.37%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2012	59

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2012

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2012 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2009, 2010 and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

JUNE 30, 2012	61

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2012 (Continued)

At June 30, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$2,126,473	($252,854)	$1,873,619	$9,250,192
Dividend Growth	56,838,615	(12,186,710)	44,651,905	645,203,648
Global Dividend Growth	1,220,692	(306,822)	913,870	11,695,486
Large Cap Growth	64,821,769	(5,343,428)	59,478,341	191,865,528
Mid Cap Growth	47,829,050	(6,387,618)	41,441,432	100,819,509
Small Cap Growth	22,611,138	(4,762,183)	17,848,955	57,284,960
International Growth	3,315,647	(871,009)	2,444,638	16,209,425
Developing Markets Growth	3,552,151	(565,895)	2,986,256	8,398,117

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2012 and 2011 were as follows:

Year Ended June 30, 2012:	Ordinary Income	Long Term Capital Gain	Total
Balanced	$167,000	—	$167,000
Dividend Growth (Class I)	6,136,804	$2,673,682	8,810,486
Dividend Growth (Class S)	947,200	539,573	1,486,773
Global Dividend Growth (Class I)	136,621	90,583	227,204
Global Dividend Growth (Class S)	30,379	23,745	54,124
Large Cap Growth	2,117,000	—	2,117,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	348,000	—	348,000
Developing Markets Growth	36,913	955,760	992,673

Year Ended June 30, 2011:	Ordinary Income	Long Term Capital Gain	Total
Balanced	$220,001	—	$220,001
Dividend Growth (Class I)	1,576,972	—	1,576,972
Dividend Growth (Class S)	394,029	—	394,029
Global Dividend Growth (Class I)	56,472	$34,809	91,281
Global Dividend Growth (Class S)	12,874	10,956	23,830
Large Cap Growth	2,300,000	—	2,300,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	215,000	—	215,000
Developing Markets Growth	10,903	469,086	479,989

62	SIT MUTUAL FUNDS ANNUAL REPORT

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$47,269	($778,944)	$1,873,619
Dividend Growth	2,740,097	3,248,252	44,651,905
Global Dividend Growth	66,928	(12,302)	913,507
Large Cap Growth	813,688	(2,071,026)	59,478,341
Mid Cap Growth	—	3,183,566	41,441,432
Small Cap Growth	—	(5,606,924)	17,848,955
International Growth	235,943	(4,231,109)	2,442,072
Developing Markets Growth	24,492	653,163	2,986,219

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Balanced	($1,204)	$739,714	($738,510)
Dividend Growth	(102,456)	102,456	—
Global Dividend Growth	(943)	4,893	(3,950)
Mid Cap Growth	480,599	—	(480,599)
Small Cap Growth	630,338	—	(630,338)
International Growth	1,760	5,368,624	(5,370,384)
Developing Markets Growth	(3,474)	3,474	—

These differences were primarily attributable to return of capital dividends received, non-deductible net operating losses and capital loss carryforwards expiring.

Net capital loss carryovers and late year losses, if any, as of June 30, 2012, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2012, were as follows:

JUNE 30, 2012	63

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2012 (Continued)

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and
	2013	2014-2019	Short-Term	Long-Term	Deferred	Other Losses
Balanced	$117,820	$661,124	—	—	—	$778,944
Global Dividend Growth	—	—	$12,302	—	—	12,302
Large Cap Growth	—	1,262,091	—	—	$808,935	2,071,026
Small Cap Growth	—	5,606,924	—	—	—	5,606,924
International Growth	63,389	3,613,000	—	—	554,720	4,231,109

For the year ended June 30, 2012, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$284,786	2012	$738,510
Large Cap Growth	3,060,968	2012	—
	5,033,957	2017	—
	20,514,481	2018	—
Mid Cap Growth	3,801,578	2018	—
Small Cap Growth	3,736,397	2012	—
	2,874,777	2018	—
International Growth	617,843	2012	5,370,384

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

64	SIT MUTUAL FUNDS ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2012, were as follow:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$1,500,214	$3,517,476	$1,397,957	$3,629,091
Dividend Growth	—	431,151,657	—	132,196,912
Global Dividend Growth	—	6,427,135	—	2,666,067
Large Cap Growth	—	43,685,673	—	158,457,268
Mid Cap Growth	—	23,659,939	—	41,193,822
Small Cap Growth	—	17,124,617	—	33,483,947
International Growth	—	5,642,630	—	8,124,054
Developing Markets Growth	—	2,801,579	—	4,223,432

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2012:

JUNE 30, 2012	65

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2012 (Continued)

	Shares	% Shares Outstanding
Balanced	215,505	30.9
Dividend Growth	829,454	1.6
Global Dividend Growth	410,297	39.5
Large Cap Growth	288,030	5.2
Mid Cap Growth	2,846,436	31.0
Small Cap Growth	799,744	44.9
International Growth	731,756	50.4
Developing Markets Growth	229,662	34.9

(5)	Capital Share Activity

Market Timing Settlements

During the year ended June 30, 2012, the Mid Cap Growth Fund, Small Cap Growth Fund and the International Growth Fund received market timing settlements due to the Funds from fiscal year ended June 30, 2011 in the amount of $2,188, $14,142 and $67,740, respectively. The International Growth Fund expects to receive additional settlement dollars for approximately $275,505 from market timing settlements payable to the Fund for the fiscal years ended June 30, 2010 and June 30, 2011. These amounts are recorded upon notification of settlement proceeds from an appropriate authority and separately reflected on the statements of changes in net assets and in the financial highlights.

The impact on the Funds’ performance for the years ended 2011 and 2010 was:

	Year Ended June 30, 2011		Year Ended June 30, 2010
	Proceeds	Impact on Total Return	Proceeds	Impact on Total Return
Mid Cap Growth	2,188	— *	—	—
Small Cap Growth	14,142	0.03%	—	—
International Growth	$114,003	0.60%	$229,242	1.20%

*	less than 0.01%

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2012, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$5,035	$1,359
Large Cap Growth	3,492	—
Mid Cap Growth	1,053	—
Small Cap Growth	1,145	—
International Growth	62	—
Developing Markets Growth	10	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

66	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 20, 2012

JUNE 30, 2012	67

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/12)	Ending Account Value (6/30/12)	Expenses Paid During Period* (1/1/12- 6/30/12)
Balanced Fund
Actual	$1,000	$1,063.50	$5.12
Hypothetical	$1,000	$1,019.84	$5.01
Dividend Growth Fund
Actual
Class I	$1,000	$1,073.00	$5.14
Class S	$1,000	$1,071.80	$6.42
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26
Global Dividend Growth Fund
Actual
Class I	$1,000	$1,057.00	$6.38
Class S	$1,000	$1,056.50	$7.65
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50
Large Cap Growth
Actual	$1,000	$1,091.80	$5.19
Hypothetical	$1,000	$1,019.84	$5.00
Mid Cap Growth Fund
Actual	$1,000	$1,124.00	$6.58
Hypothetical	$1,000	$1,018.60	$6.26
Small Cap Growth Fund
Actual	$1,000	$1,105.50	$7.83
Hypothetical	$1,000	$1,017.36	$7.50
International Growth Fund
Actual	$1,000	$1,055.60	$7.65
Hypothetical	$1,000	$1,017.36	$7.50
Developing Markets Growth Fund
Actual	$1,000	$1,007.40	$9.95
Hypothetical	$1,000	$1,014.88	$9.99

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth Fund, Class I and Mid Cap Growth Fund; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

68	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2011 to June 30, 2012 is as follows:

Fund	Percentage
Balanced Fund	63.7%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	92.8
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	5.0
Developing Markets Growth Fund	60.5

For the year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	67.3%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2012. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	—
Dividend Growth Fund	$5,334,184
Global Dividend Growth Fund	114,328
Large Cap Growth Fund	—
Mid Cap Growth Fund	3,183,566
Small Cap Growth Fund	—
International Growth Fund	—
Developing Markets Growth Fund	955,760

JUNE 30, 2012	69

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 50 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	11	None.

William E. Frenzel (2) Age: 83 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	11	None.

INDEPENDENT DIRECTORS:
Edward M. Giles Age: 76 Director	Director since 2012.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	11	Metabolix, Inc. (1993 - present); Ventana Medical Systems, Inc. (1992 - 2008).

Sidney L. Jones Age: 78 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	11	None.

Bruce C. Lueck Age: 71 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	11	None.

Donald W. Phillips Age: 64 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present.	11	None.

Barry N. Winslow Age: 64 Director	Director since 2010.	Vice-Chairman of TCF Financial Corporation, 7/08 to present; COO 2006 to 2007.	11	TCF Financial Corporation.

70	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 49 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A

Kelly K. Boston Age: 43 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

Bryce A. Doty Age: 45 Vice President - Investments of Balanced Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A

Kent L. Johnson Age: 46 Vice President - Investments	Re-Elected by the Boards annually; Officer since 2003.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 67 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A

Paul E. Rasmussen Age: 51 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A

Carla J. Rose Age: 46 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

Robert W. Sit Age: 43 Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

Ronald D. Sit (3) Age: 52 Vice President - Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

1	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
2	Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.
3	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2012	71

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report
June 30, 2012

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT STOCK 6-2012

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012				2011
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	24,100	0	3,950	0	23,200	0	3,825	0
Sit Balanced Fund (series B)	16,500	0	3,950	0	15,800	0	3,825	0
Sit Developing Markets Growth Fund (series C)	15,700	0	3,950	0	15,100	0	3,825	0
Sit Small Cap Growth Fund (series D)	19,500	0	3,950	0	18,700	0	3,825	0
Sit Dividend Growth Fund (series G)	15,800	0	3,950	0	15,200	0	3,825	0
Sit Global Dividend Growth Fund (series H)	15,800	0	3,950	0	15,200	0	3,825	0

Total Mutual Funds, Inc.	107,400	0	23,700	0	103,200	0	22,950	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2012

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 30, 2012